UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23996

Blackstone Private Multi-Asset Credit and Income Fund
(exact name of Registrant as specified in charter)

345 Park Avenue, 31st Floor
New York, New York 10154
(Address of principal executive offices) (Zip code)

(Name and address of agent for service)

Kevin Michel

Lucie Enns
Blackstone Private Credit Strategies LLC
345 Park Avenue, 31st Floor
New York, New York 10154

Registrant’s telephone number, including area code: (212) 503-2100

Date of fiscal year end: December 31

Date of reporting period: June 30, 2025

Item 1.	Report to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”):

Blackstone Private Multi-Asset Credit and Income Fund	Manager Commentary and Fund Highlights

June 30, 2025 (Unaudited)

Dear Shareholders,

Blackstone Private Multi-Asset Credit and Income Fund (“BMACX” or the “Fund”) was officially launched on May 1, 2025, with the aim of providing individual investors a one-stop solution to access diversified asset classes across Blackstone’s $484B(1) credit platform. BMACX seeks to deliver excess income with lower volatility than traditional fixed income by focusing on the expanding private credit market and employing a portfolio construction approach that prioritizes diversification across asset classes. As of June 30, 2025, the Fund has delivered an attractive unannualized inception-to-date total net return of 2.3% for Class I(2), outperforming the U.S. Agg Bond Index(3) total return of 0.8%. The Fund also distributed $0.0870(4) per share for Class I shares for the month of June. Following June 30, 2025, BMACX delivered a total net return of 1.0% for the month of July for Class I, bringing unannualized inception-to-date total net return as of July 31, 2025 to 3.3%(2), outperforming the U.S. Agg Bond Index(3) total return of 1.1% for the same period. BMACX also increased its distribution to $0.0961(4) per share for Class I shares for the month of July. As a reminder, BMACX’s management fees are waived for the first six months as we focus on continuing to ramp the portfolio.

$167M

Net asset value(7)

$15.17

June NAV per share (Class I)(8)

Total Net Return (unannualized)

ITD Performance

As of June 30, 2025(2,3)

Portfolio Allocation

As of June 30, 2025(9)

We see attractive opportunities across credit markets, particularly in private credit, where excess spread relative to public market levels persist. Our confidence to deploy capital into the “good neighborhoods” we favor at Blackstone is supported by the continued solid fundamentals we are seeing in these sectors. With heightened uncertainty and the potential for market volatility, we believe a diversified multi-asset private credit solution offers an enhanced income alternative to traditional fixed income(5), with excess yield, lower correlation and lower volatility.

Importantly, as the Fund is in ramp phase, we expect the Fund’s holdings across our broad credit strategies to continue to shift as we further broaden the Fund’s exposure:

Private Corporate Credit (63% of the Fund)

This asset class remains a core focus given attractive risk-adjusted returns relative to liquid markets. We continue to see approximately 200bps of excess spread in private corporate credit where our investments also benefit from better documentation and lower LTVs. In our view, the M&A pipeline is rebuilding and activity is expected to increase in the latter half of the year.

Asset Based & Real Estate Credit (33% of the Fund)

Lending against tangible assets offers diversification from corporate credit, particularly during periods of market volatility. We believe the long term drivers of demand for capital in ABF and RE across infrastructure, energy transition, data centers and onshoring are outpacing the capital available in the market at present. As such, we see a strong forward pipeline of potential opportunities in these high conviction sectors with what we believe offers attractive excess spread.(6)

2	www.bmacx.com

Blackstone Private Multi-Asset Credit and Income Fund	Manager Commentary and Fund Highlights

June 30, 2025 (Unaudited)

Structured Credit (4% of the Fund)

As the Fund is in its ramp phase, we expect this strategy to build, further diversifying our exposure to income-producing assets. Notably, structured credit continues to trade wider than traditional liquid markets, providing 100-200bps premium to comparable individual corporate credit risk.

Liquid Credit

While we have no exposure to liquid credit at this time, we are constructive on liquid loans and high yield bonds given what we view as strong technicals and resilient fundamentals. This allocation may be utilized to provide liquidity for the Fund and capture relative value by leveraging our expansive liquid credit platform.

BMACX will continue to build broad exposure as we aim to develop a robust deal pipeline. We are excited about BMACX’s ability to offer access to the breadth of opportunities we see across our platform to help investors access resilient, diversified income. Thank you for your support.

Sincerely, Blackstone Credit & Insurance Team

End Notes

Note: All figures as of June 30, 2025, unless otherwise noted. Reflects Blackstone Credit & Insurance’s (“BXCI”) views and beliefs as of the date of this material only, which is subject to change. Broad exposure does not ensure a profit nor protect against losses. Although certain loans in which the Fund may invest will be secured by collateral, there can be no assurance that such collateral could be readily liquidated or that the liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal. Performance shown reflects total return based on changes in net asset value (NAV) per Common Share and assumes reinvested distributions. The NAV of the Fund per Common Share is determined by dividing the total assets of the Fund (the value of the Fund’s portfolio investments and other assets, less any liabilities), by the total number of common shares of beneficial interest (“Common Shares”) of each share class outstanding, rounded to two decimal places. This is neither an offer to sell nor a solicitation of an offer to buy the securities described herein, and must be read in conjunction with the prospectus in order to understand fully all of the implications and risks of the offering to which this material relates. Past performance does not predict future returns, and there can be no assurance that any Blackstone fund or investment will achieve its objectives or avoid substantial losses. See “Use of Leverage” in the Important Disclosure Information and Risk Factors for additional information regarding performance.

Semi-Annual Report | June 30, 2025	3

Blackstone Private Multi-Asset Credit and Income Fund	Manager Commentary and Fund Highlights

June 30, 2025 (Unaudited)

1. AUM is estimated and unaudited as of June 30, 2025. AUM is a combined figure inclusive of Blackstone Credit & Insurance “BXCI” and Real Estate Debt businesses. The AUM for Blackstone, Blackstone Credit & Insurance or any specific fund, account or investment strategy presented in this material may differ from any comparable AUM disclosure in other non-public or public sources (including public regulatory filings) due to, among other factors, methods of net asset value and capital commitment reporting, differences in categorizing certain funds and accounts within specific investment strategies and exclusion of certain funds and accounts, or any part of net asset value or capital commitment thereof, from the related AUM calculations. Certain of these differences are in some cases required by applicable regulation. All figures are subject to change.

2. Commencement of operations date for Class I shares: May 1, 2025. Commencement of operations date for Class I Advisory and Class S shares: July 1, 2025. Total Net Return is calculated as the change in NAV per share during the period, plus distributions per share (assuming dividends and distributions are reinvested) divided by the beginning NAV per share. Returns greater than one year are annualized. Inception-to-date (ITD) total return as of July 31, 2025 for Class I Advisory shares: 1.0%. Inception-to-date (ITD) total return as of July 31, 2025 for Class S shares (no/with upfront placement fee): 1.0%/-2.6%. All returns shown are derived from unaudited financial information and are net of all BMACX expenses, including general and administrative expenses, transaction related expenses, management fees, incentive fees, and share class specific fees, as applicable, but exclude the impact of early repurchase deductions on the repurchase of shares that have been outstanding for less than one year. Past performance does not predict future returns. There can be no assurance that any Blackstone fund or investment will achieve its objectives or avoid substantial losses. The returns have been prepared using unaudited data and valuations of the underlying investments in BMACX’s portfolio, which are estimates of fair value and form the basis for BMACX’s NAV. Valuations based upon unaudited reports from the underlying investments may be subject to later adjustments, may not correspond to realized value and may not accurately reflect the price at which assets could be liquidated.

3. “U.S. Agg Bond Index” refers to investment grade bonds and is represented by the total return of the Bloomberg U.S. Aggregate Bond Index. Please see “Index Definitions” and “Index Comparison” at the end of this communication for more information.

4. Distributions reflect monthly distribution amounts per share of Class I. The Fund also distributed $0.0961 per share for Class I Advisory shares and $0.0864 per share for Class S shares for the month of July. We expect to declare distributions daily and pay regular monthly distributions. Accruals will occur daily, provided, however that accruals on any non-business day will be effective as of the immediately preceding business day. Past performance does not predict future returns. Distributions may be funded through sources other than net investment income. See BMACX’s prospectus. Please visit the Shareholders page on BMACX’s website for notices regarding distributions subject to Section 19(a) of the Investment Company Act of 1940. We cannot guarantee that we will make distributions, and if we do we may fund such distributions from sources other than net investment income, including the sale of assets, borrowings, return of capital, or offering proceeds, and although we generally expect to fund distributions from net investment income, we have not established limits on the amounts we may pay from such sources. As of July 31, 2025, 100% of inception to date distributions were funded from net investment income or realized short-term capital gains, rather than a return of capital. A return of capital is not paid from tax earnings or profits and will have the effect of reducing the tax basis of a shareholder’s Common Shares, such that when a shareholder sells its Common Shares the sale may be subject to tax, even if the Common Shares are sold for less than the original purchase price. Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by BMACX’s adviser, Blackstone Private Credit Strategies LLC (the “Adviser”) or its affiliates, that may be subject to reimbursement to the Adviser or its affiliates. The repayment of any amounts owed to our affiliates will reduce future distributions to which you would otherwise be entitled.

5. Public or “traditional” fixed income includes, but is not limited to, high yield bonds, investment grade bonds, and leveraged loans.

6. The pipeline includes potential investments in which BMACX may not or will not participate. BXCI advises many investment funds who are expected to participate alongside BMACX in pipeline investments in which BMACX participates. There is no guarantee that any or all of these potential investments will be consummated or, if consummated, consummated in the form originally considered by BXCI or that BMACX or any other BXCI fund will participate in the investment.

7. Net Asset Value is calculated as total assets (e.g., investments at fair market value, cash, trade receivables and other assets) less total liabilities (e.g., drawn leverage, unsettled trade payables and other liabilities) as determined in accordance with US Generally Accepted Accounting Principles (“GAAP”).

8. The NAV per share for each class of Common Shares is determined by dividing the value of total assets attributable to the class minus liabilities attributable to the class by the total number of Common Shares outstanding of the class at the date as of which the determination is made. Accruals will occur daily, provided, however, that accruals on any non-business day will be effective as of the immediately preceding business day. See the prospectus for more information. For information on the NAV per share for other classes, see bmacx.com.

9. There can be no assurance that any Blackstone fund or investment will achieve its objectives or avoid substantial losses.

Important Disclosure Information

Use of Leverage. The Fund currently uses leverage. The use of leverage or borrowings magnifies investment, market and certain other risks and may be significant. The Fund’s performance will be affected by the availability and terms of any leverage as such leverage will enhance returns from investments to the extent such returns exceed the costs of borrowings by the Fund. The leveraged capital structure of such assets will increase their exposure to certain factors such as rising interest rates, downturns in the economy, or deterioration in the financial condition of such assets or industry. In the event an investment cannot generate adequate cash flow to meet its debt service, the Fund may suffer a partial or total loss of capital invested in the investment, which may adversely affect the returns of the Fund. In addition, because the Fund will pay all expenses, including interest, associated with the use of leverage or borrowings, investors will indirectly bear such cost.

Past performance does not predict future returns. The opinions expressed herein reflect the current opinions of Blackstone as of the date appearing in this material only. There can be no assurance that views and opinions expressed in this document will come to pass. Certain information contained in the materials discusses general market activity, industry or sector trends, or other broad-based economic, market or political conditions and should not be construed as research or investment advice.

Certain information contained in this communication constitutes “forward looking statements” within the meaning of the federal securities laws. These forward-looking statements can be identified by the use of forward-looking terminology, such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “can,” “could,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates”, “confident,” “conviction,” “identified” or the negative versions of these words or other comparable words thereof. These may include financial projections and estimates and their underlying assumptions, statements about plans, objectives and expectations with respect to future operations, statements regarding future performance, statements regarding economic and market trends and statements regarding identified but not yet closed investments. Such forward-looking statements are inherently subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. BMACX believes these factors also include but are not limited to those described under the section entitled “Risk Factors” in its prospectus, and any such updated factors included in its periodic filings with the Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document (or BMACX’s prospectus and other filings). Except as otherwise required by federal securities laws, BMACX undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.

4	www.bmacx.com

Blackstone Private Multi-Asset Credit and Income Fund	Manager Commentary and Fund Highlights

June 30, 2025 (Unaudited)

Index Definitions

Bloomberg U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Index Comparison. The volatility and risk profile of the index presented in this document is likely to be materially different from those of BMACX, including those related to fees and expenses, liquidity, safety, and tax features. In addition, the index employs different investment guidelines and criteria than BMACX and may not employ leverage; as a result, the holdings in BMACX and the liquidity of such holdings may differ significantly from the securities that comprise the index. BMACX’s per share NAV is based on the valuation of its investments and is not subject to market pricing forces as is the price of the index presented. BMACX shares are likely to be significantly less liquid than the indices presented. The index is generally not subject to fees or expenses, are meant to illustrate general market performance, and it may not be possible to invest in the index. Further information about the index presented is available upon request.

Third Party Information. Certain information contained in this material has been obtained from sources outside Blackstone, which in certain cases have not been updated through the date hereof. While such information is believed to be reliable for purposes used herein, no representations are made as to the accuracy or completeness thereof and none of Blackstone, its funds, nor any of their affiliates takes any responsibility for, and has not independently verified, any such information. This information involves a number of assumptions and limitations, and you are cautioned not to give undue weight to these estimates.

Trends. There can be no assurances that any of the trends described herein will continue or will not reverse. Past events and trends do not imply, predict or guarantee, and are not necessarily indicative of, future events or results.

Semi-Annual Report | June 30, 2025	5

Blackstone Private Multi-Asset Credit and Income Fund	Consolidated Schedule of Investments

June 30, 2025 (Unaudited)

Investments(1)	Reference Rate & Spread(2)	Interest Rate(2)	Maturity Date	Acquisition Date	Par Amount		Cost(3)	Fair Value
First Lien Debt - non-controlled/non-affiliated - 18.2%
Aerospace & Defense - 2.1%
Galileo Parent, Inc., Revolving Term Loan(4)(5)(6)(7)	SOFR + 5.75%	10.05%	05/03/2029	05/09/2025	$332,739		$332,739	$332,739
Galileo Parent, Inc., Term Loan(4)(6)(7)	SOFR + 5.75%	10.05%	05/03/2030	05/09/2025	3,198,089		3,198,089	3,198,089
							3,530,828	3,530,828
Commercial Services & Supplies - 5.4%
Ground Penetrating Radar Systems LLC, Revolving Term Loan(4)(5)(6)(8)	SOFR + 4.50%	8.80%	01/02/2032	05/09/2025	55,137		54,752	54,724
Ground Penetrating Radar Systems LLC, Term Loan(4)(6)(8)	SOFR + 4.50%	8.80%	01/02/2032	05/09/2025	2,867,132		2,845,987	2,845,628
ISQ Hawkeye Holdco, Inc., Delayed Draw Term Loan(4)(6)(8)	SOFR + 4.75%	9.13%	08/20/2031	05/09/2025	774,035		774,035	774,035
ISQ Hawkeye Holdco, Inc., Delayed Draw Term Loan(4)(5)(6)(9)	SOFR + 4.75%	9.13%	08/20/2031	05/09/2025	78,963		78,963	78,963
ISQ Hawkeye Holdco, Inc., Revolving Term Loan(4)(5)(6)(8)	SOFR + 4.75%	9.13%	08/20/2030	05/09/2025	109,206		109,206	109,206
ISQ Hawkeye Holdco, Inc., Term Loan(4)(6)(8)	SOFR + 4.75%	9.13%	08/20/2031	05/09/2025	2,135,838		2,135,838	2,135,838
Jupiter Purchaser LLC, Term Loan(4)(6)(8)(10)(11)	SOFR + 5.25%	9.55% (incl. 3.00% PIK)	11/08/2031	05/09/2025	2,993,231		2,978,266	2,993,231
							8,977,047	8,991,625
Construction & Engineering - 2.8%
AS Renewable Technologies Holdings LLC, Term Loan(4)(6)(7)	SOFR + 6.75%	11.03%	10/07/2029	05/09/2025	4,595,944		4,573,493	4,595,944

Health Care Technology - 1.8%
eResearchTechnology, Inc., Delayed Draw Term Loan(4)(5)(6)(8)	SOFR + 4.75%	9.08%	01/19/2032	05/09/2025	67,603		66,934	66,927
eResearchTechnology, Inc., Delayed Draw Term Loan(4)(6)(8)	SOFR + 4.75%	9.08%	01/19/2032	05/09/2025	425,468		421,257	421,213
eResearchTechnology, Inc., Term Loan(4)(6)(8)	SOFR + 4.75%	9.08%	01/19/2032	05/09/2025	2,562,477		2,537,117	2,536,852
							3,025,308	3,024,992
Real Estate Management & Development - 1.2%
Odevo AB, Delayed Draw Term Loan(4)(5)(6)(11)(12)	E + 5.50%	7.64%	12/31/2030	05/09/2025	26,457	EUR	29,701	31,056
Odevo AB, Delayed Draw Term Loan(4)(6)(11)(12)	SOFR + 5.50%	9.80%	12/31/2030	05/09/2025	83,613		83,613	83,613
Odevo AB, Term Loan(4)(6)(11)(12)	E + 5.50%	7.45%	12/31/2030	05/09/2025	14,797	EUR	16,611	17,369
Odevo AB, Term Loan(4)(6)(11)(12)	ST + 5.50%	7.74%	12/31/2030	05/09/2025	2,888,319	SEK	296,884	303,064
Odevo AB, Term Loan(4)(6)(11)(12)	S + 5.50%	9.72%	12/31/2030	05/09/2025	12,918	GBP	17,168	17,702
Odevo AB, Term Loan(4)(6)(11)(12)	SOFR + 5.50%	9.82%	12/31/2030	05/09/2025	1,666,380		1,666,380	1,666,380
							2,110,357	2,119,184
Software - 4.9%
Dropbox, Inc., Term Loan(4)(6)(8)(11)(13)	SOFR + 6.24%	10.69%	12/10/2029	05/09/2025	1,058,838		1,048,281	1,048,250
IRI Group Holdings, Inc., Term Loan(4)(6)(8)	SOFR + 4.50%	8.83%	12/01/2029	05/09/2025	1,810,190		1,810,190	1,810,190
Optus 1011. GmbH, Term Loan(4)(6)(11)(12)	E + 5.00%	7.03%	03/24/2032	05/09/2025	4,664,668	EUR	5,158,065	5,393,486
							8,016,536	8,251,926
TOTAL FIRST LIEN DEBT							$30,233,569	$30,514,499

Investments(1)	Reference Rate & Spread(2)	Interest Rate(2)	Maturity Date	Acquisition Date	Par Amount		Cost(3)	Fair Value
Unsecured Debt - non-controlled/non-affiliated - 10.6%
Machinery - 6.0%
Vertical Topco II SA(4)(6)(10)		12.00% PIK	07/29/2030	06/12/2025	$10,000,000		$10,000,000	$10,000,000

Pharmaceuticals - 4.6%
Rossini SARL(4)(6)(10)	E + 7.00%	9.19% (incl. 7.00% PIK)	03/30/2030	06/05/2025	6,670,817	EUR	7,530,918	7,713,880

TOTAL UNSECURED DEBT							$17,530,918	$17,713,880

See Notes to Consolidated Financial Statements.

6	www.bmacx.com

Blackstone Private Multi-Asset Credit and Income Fund	Consolidated Schedule of Investments

June 30, 2025 (Unaudited)

Investments(1)	Reference Rate & Spread(2)	Interest Rate(2)	Maturity Date	Acquisition Date	Par Amount	Cost(3)	Fair Value
Structured Finance Obligations - Debt Instruments - non-controlled/non-affiliated - 0.8%
Financial Services - 0.8%
Galaxy 35 CLO Ltd.(4)(6)	SOFR + 5.00%	9.28%	04/20/2038	06/25/2025	$1,277,535	$1,285,995	$1,281,936
TOTAL STRUCTURED FINANCE OBLIGATIONS - DEBT INSTRUMENTS						$1,285,995	$1,281,936

Investments(1)	Reference Rate & Spread(2)	Interest Rate(2)	Maturity Date	Acquisition Date	Par Amount	Cost(3)	Fair Value
Structured Finance Obligations - Equity Instruments - non-controlled/non-affiliated - 3.3%
Financial Services - 3.3%
Galaxy 35 CLO Ltd.(4)(6)(14)	Effective yield	14.80%	04/20/2038	06/25/2025	3,722,465	$3,371,419	$3,610,665
HPS Loan Management Ltd.(4)(6)(14)	Effective yield	14.20%	04/15/2037	06/18/2025	2,000,000	1,340,000	1,331,785
Regatta Kilo(4)(5)(6)			10/08/2028	06/13/2025	634,375	634,375	634,375
						5,345,794	5,576,825
TOTAL STRUCTURED FINANCE OBLIGATIONS - EQUITY INSTRUMENTS						$5,345,794	$5,576,825

Investments(1)	Acquisition Date	Shares	Cost(3)	Fair Value
Equity & Other - non-controlled/affiliated - 5.8%
Oil, Gas & Consumable Fuels - 5.8%
Pibb Member Holdings LLC(4)(6)(15)	06/25/2025	10,000,000	$9,962,852	$9,741,000
TOTAL EQUITY & OTHER			$9,962,852	$9,741,000

Investments(1)	Acquisition Date	Shares	Cost	Fair Value
Investee Funds - non-controlled/affiliated - 59.8%
Financial Services - 59.8%
Blackstone Private Credit Fund - Class I(4)(6)(15)(16)	05/01/2025	2,183,406	$55,000,000	$55,000,000
Blackstone Private Real Estate Credit and Income Fund(4)(6)(15)(16)	06/01/2025	1,793,543	45,000,000	45,053,807
TOTAL INVESTEE FUNDS			$100,000,000	$100,053,807
TOTAL PORTFOLIO INVESTMENTS - 98.5%			$164,359,128	$164,881,947

	Interest Rate	Cost	Fair Value
Cash and Cash Equivalents - 14.6%
BlackRock Liquidity FedFund - Class Institutional	4.24%	$15,527,321	$15,527,321
Fidelity Investments Money Market Treasury Portfolio - Class I	4.20%	6,833,520	6,833,520
Other Cash and Cash Equivalent		2,090,371	2,090,371
TOTAL CASH AND CASH EQUIVALENTS		$24,451,212	$24,451,212
TOTAL PORTFOLIO INVESTMENTS, CASH AND CASH EQUIVALENTS - 113.1%		$188,810,340	$189,333,159
Debt Outstanding - (4.7)%			(7,801,877)
Other Assets, less Liabilities - (8.4)%			(14,181,932)
Net Assets - 100.0%			$167,349,350

Amounts above are shown as a percentage of net assets as of June 30, 2025.

Currency
EUR	Euro
GBP	British Pound
SEK	Swedish Krona

(1)	Unless otherwise indicated, the Fund is not affiliated with, nor does it “control” any of the issuers listed. Under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the “1940 Act”), the Fund is generally deemed to “control” a portfolio company if the Fund owns more than 25% of its outstanding voting securities and/or has the power to exercise control over the management or policies of the portfolio company. Under the 1940 Act, the Fund is generally deemed an “affiliated person” of a portfolio company if the Fund owns 5% or more of the portfolio company’s outstanding voting securities.

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2025	7

Blackstone Private Multi-Asset Credit and Income Fund	Consolidated Schedule of Investments

June 30, 2025 (Unaudited)

(2)	Variable rate loans to the portfolio companies bear interest at a rate that is determined by reference to either Sterling Overnight Interbank Average Rate (“SONIA” or “S”), Euro Interbank Offer Rate (“Euribor” or “E”), Secured Overnight Financing Rate (“SOFR”), or Stockholm Interbank Offered Rate (“STIBOR” or “ST”). For each loan, the Fund has indicated the reference rate used and provided the spread and the interest rate in effect as of June 30, 2025. Variable rate loans typically include an interest reference rate floor feature.
(3)	The cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method in accordance with accounting principles generally accepted in the United States of America (“GAAP”).
(4)	These investments were valued using unobservable inputs and are considered Level 3 investments. Fair value was determined in good faith by the Adviser under the direction of the Board of Trustees (see Note 2 and Note 5), pursuant to the Fund’s valuation policy.
(5)	Position or portion thereof is an unfunded commitment, and no interest is being earned on the unfunded portion, although the investment may be subject to unused commitment fees. Negative cost and fair value results from unamortized fees, which are capitalized to the investment cost. The unfunded commitment may be subject to a commitment termination date that may expire prior to the maturity date stated. See below for more information on the Fund’s unfunded commitments:

Investments	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
Carval CLO XIII-C Ltd.	Structured Finance Obligations - Equity Instruments	10/08/2028	$1,875,000	$–
Dropbox, Inc.	Delayed Draw Term Loan	12/10/2026	2,653,730	–
eResearchTechnology, Inc.	Revolving Term Loan	10/17/2031	241,743	–
eResearchTechnology, Inc.	Delayed Draw Term Loan	01/17/2027	415,277	–
Galileo Parent, Inc.	Revolving Term Loan	05/03/2029	173,603	–
Ground Penetrating Radar Systems LLC	Delayed Draw Term Loan	07/02/2027	551,371	–
Ground Penetrating Radar Systems LLC	Revolving Term Loan	01/02/2032	238,928	–
IRI Group Holdings, Inc.	Revolving Term Loan	12/01/2028	1,902,378	–
ISQ Hawkeye Holdco, Inc.	Delayed Draw Term Loan	08/20/2026	449,708	–
ISQ Hawkeye Holdco, Inc.	Revolving Term Loan	08/20/2030	157,151	–
Jupiter Purchaser LLC	Delayed Draw Term Loan	11/08/2026	719,337	–
Odevo AB	Delayed Draw Term Loan	12/12/2027	1,421,868	–
Optus 1011. GmbH	Delayed Draw Term Loan	03/24/2028	392,758	–
Regatta Kilo	Structured Finance Obligations - Equity Instruments	10/08/2028	1,115,625	–
TeamSystem Holdco 3 SpA	Senior Notes	07/07/2033	10,000,000	–
Total Unfunded Commitments			$22,308,476	$–

(6)	All such securities are exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). As of June 30, 2025, the aggregate fair value of these securities is $164,881,947 or 98.5% of the Fund’s net assets. The initial acquisition dates have been included for such securities.
(7)	The interest rate floor on these investments as of June 30, 2025 was 1.00%.
(8)	The interest rate floor on these investments as of June 30, 2025 was 0.75%.
(9)	The interest rate floor on these investments as of June 30, 2025 was 0.50%.
(10)	Income may be received in additional securities and/or cash.
(11)	For unsettled positions the interest rate does not include the base rate.
(12)	There are no interest rate floors on these investments.
(13)	These loans are “last-out” portions of loans. The “last-out” portion of the Fund’s loan investment generally earns a higher interest rate than the “first-out” portion, and in exchange the “first-out” portion would generally receive priority with respect to payment principal, interest and any other amounts due thereunder over the “last-out” portion.
(14)	Interest rate represents the effective yield of estimated future cash flows on the equity class of CLO vehicles using the effective yield method in accordance with GAAP.
(15)	Under the 1940 Act, the Fund is generally deemed to “control” a portfolio company if the Fund owns more than 25% of its outstanding voting securities and/or has the power to exercise control over the management or policies of the portfolio company. Under the 1940 Act, the Fund is generally deemed an “affiliated person” of a portfolio company if the Fund owns 5% or more of the portfolio company’s outstanding voting securities. As further described in Note 3, shareholders will not bear duplicative fees on investments into investment companies or business development companies managed by the Adviser or its affiliates. As of June 30, 2025, the Fund’s controlled/affiliated and non-controlled/affiliated investments were as follows:

	Fair value as of May 1, 2025	Gross Additions	Gross Reductions	Unrealized Gain (Loss)	Realized Gain (Loss)	Fair Value as of June 30, 2025	Income
Non-Controlled/Affiliated Investments
Blackstone Private Credit Fund	$—	$55,000,000	$—	$—	$—	$55,000,000	$960,699
Blackstone Private Real Estate Credit and Income Fund	—	45,000,000	—	53,807	—	45,053,807	243,743
Pibb Member Holdings LLC	—	9,962,852	—	(221,852)	—	9,741,000	275,000
Total	$—	$109,962,852	$—	$(168,045)	$—	$109,794,807	$1,479,442

(16)	Additional information for the investments in other registered investment companies or business development companies (“Investee Fund”), including the financial statements is available from the SEC’s EDGAR database at www.sec.gov.

See Notes to Consolidated Financial Statements.

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Blackstone Private Multi-Asset Credit and Income Fund	Consolidated Statement of Assets and Liabilities

June 30, 2025 (Unaudited)

ASSETS:
Investments at fair value
Non-controlled/non-affiliated investments (cost of $54,396,276)	$55,087,140
Non-controlled/affiliated investments (cost of $109,962,852)	109,794,807
Total investments at fair value (cost of $164,359,128)	164,881,947
Cash and cash equivalents	24,451,212
Interest receivable from investments	950,835
Dividend receivable from investments	999,092
Deferred financing costs	613,238
Deferred offering costs	117,734
Receivable for investments sold	11,900,951
Receivable for Fund shares sold	5,361,982
Receivable from Adviser (Note 3)	4,486,091
Total assets	$213,763,082

LIABILITIES:
Payable for investments purchased	$33,199,674
Organization costs payable	402,515
Debt outstanding (Note 6)	7,801,877
Incentive fees payable (Note 3)	135,511
Interest payable	21,826
Administrative service expenses payable (Note 3)	18,466
Due to affiliates (Note 3)	2,789,641
Distribution payable	736,898
Board of Trustees’ fees payable	29,403
Accrued expenses and other liabilities	1,277,921
Total liabilities	$46,413,732
Commitments and contingencies (Note 7)
Net assets	$167,349,350

COMPOSITION OF NET ASSETS:
Paid in capital in excess of par value	$166,270,604
Total distributable earnings	1,078,746
Net assets	$167,349,350

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2025	9

Blackstone Private Multi-Asset Credit and Income Fund	Consolidated Statement of Assets and Liabilities

June 30, 2025 (Unaudited)

NET ASSET VALUE
Class I:
Net asset value per share	$15.17
Net assets	$163,090,350
Shares outstanding, par value $0.01 per share, unlimited shares authorized	10,750,079

Class I Advisory:
Net asset value per share	$15.17
Net assets	$1,095,000
Shares outstanding, par value $0.01 per share, unlimited shares authorized	72,182

Class S:
Net asset value per share	$15.17
Net assets	$3,164,000
Shares outstanding, par value $0.01 per share, unlimited shares authorized	208,570

See Notes to Consolidated Financial Statements.

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Blackstone Private Multi-Asset Credit and Income Fund	Consolidated Statement of Operations

For the Period Ended June 30, 2025* (Unaudited)

INVESTMENT INCOME:
From non-controlled/non-affiliated investments:
Interest income	$576,302
From non-controlled/affiliated investments:
Dividend income	1,479,442
Total investment income	2,055,744

EXPENSES:
Organization costs	2,603,422
Professional fees	1,199,462
Transfer agent fees	237,486
Amortization of continuous offering costs	225,208
Management fees (Note 3)	138,492
Incentive fees (Note 3)	135,511
Board of Trustees’ fees	93,144
Insurance expense	46,286
Interest expense	33,222
Administrative service expenses (Note 3)	18,466
Printing and postage fees	13,370
Registration fees	8,389
Custodian fees	1,847
Other	16,712
Total expenses	4,771,017
Expenses recouped (reimbursed) by Adviser (Note 3)	(4,371,463)
Fees waived and reimbursed (Note 3)	(253,121)
Net expenses	146,433
Net investment income	1,909,311

REALIZED AND UNREALIZED GAIN (LOSS):
Net change in unrealized appreciation (depreciation):
Non-controlled/non-affiliated investments	690,864
Non-controlled/affiliated investments	(168,045)
Foreign currency and other transactions	(442,490)
Net change in unrealized appreciation (depreciation)	80,329
Net realized gain (loss):
Non-controlled/non-affiliated investments	335,528
Foreign currency transactions	15,951
Net realized gain (loss)	351,479
Net realized and change in unrealized gain (loss)	431,808

Net increase (decrease) in net assets resulting from operations	$2,341,119

*	For the period May 1, 2025 (commencement of operations) to June 30, 2025.

See Notes to Consolidated Financial Statements.

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Blackstone Private Multi-Asset Credit and Income Fund	Consolidated Statement of Changes in Net Assets

For the Period Ended June 30, 2025* (Unaudited)
FROM OPERATIONS:
Net investment income	$1,909,311
Net change in unrealized appreciation (depreciation)	80,329
Net realized gain (loss)	351,479
Net increase (decrease) in net assets resulting from operations	2,341,119
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
Class I	(1,262,373)
Net decrease in net assets from distributions to common shareholders	(1,262,373)
CAPITAL TRANSACTIONS:
Class I
Proceeds from shares sold	$161,715,238
Distributions reinvested	196,366
Class I Advisory
Proceeds from shares sold	$1,095,000
Class S
Proceeds from shares sold	$3,164,000
Net increase from capital transactions	166,170,604
Net increase in net assets	167,249,350

Net Assets:
Beginning of period	$100,000
End of period	$167,349,350

*	For the period May 1, 2025 (commencement of operations) to June 30, 2025.

See Notes to Consolidated Financial Statements.

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Blackstone Private Multi-Asset Credit and Income Fund	Consolidated Statement of Changes in Net Assets

For the Period Ended June 30, 2025* (Unaudited)
SHARE TRANSACTIONS:

Class I
Beginning shares	6,667
Shares sold	10,730,452
Reinvestment in shares	12,960
Net change in shares resulting from share transactions	10,743,412
Ending shares	10,750,079
Class I Advisory
Beginning shares	—
Shares sold	72,182
Net change in shares resulting from share transactions	72,182
Ending shares	72,182
Class S
Beginning shares	—
Shares sold	208,570
Net change in shares resulting from share transactions	208,570
Ending shares	208,570

*	For the period May 1, 2025 (commencement of operations) to June 30, 2025.

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2025	13

Blackstone Private Multi-Asset Credit and Income Fund	Consolidated Statement of Cash Flows

For the Period Ended June 30, 2025* (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets attributable to common shares from operations	$2,341,119
Adjustments to reconcile net increase (decrease) in net assets attributable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(175,932,231)
Proceeds from sales of investments and principal repayments	11,911,553
(Accretion of discount) amortization of premium	(2,922)
Net change in unrealized appreciation (depreciation):
Non-controlled/non-affiliated investments	(690,864)
Non-controlled/affiliated investments	168,045
Foreign currency and other transactions	202,716
Net realized gain (loss):
Non-controlled/non-affiliated investments	(335,528)
(Increase) decrease in assets:
Interest receivable from investments	(950,835)
Dividend receivable from investments	(999,092)
Receivable for investments sold	(11,900,951)
Receivable from Adviser	(4,486,091)
Increase (decrease) in liabilities:
Interest payable	21,826
Payable for investments purchased	33,199,674
Organization costs payable	402,515
Incentive fees payable	135,511
Administrative service expenses payable	18,466
Due to affiliates	2,789,641
Board of Trustees’ fees payable	29,403
Accrued expenses and other liabilities	1,277,921
Net cash provided by (used in) operating activities	(142,800,124)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from debt outstanding	7,599,161
Deferred financing costs paid	(613,238)
Deferred offering costs paid	(117,734)
Proceeds from shares sold	160,612,256
Distributions to common shareholders paid (net of distributions reinvested and payable)	(329,109)
Net cash provided by (used in) financing activities	167,151,336

Net increase in cash and cash equivalents	24,351,212
Cash and cash equivalents, beginning of period	$100,000
Cash and cash equivalents, end of period	$24,451,212

Supplemental disclosure of cash flow information:
Distribution payable	$736,898
Non cash reinvestment of distributions	$196,366

*	For the period May 1, 2025 (commencement of operations) to June 30, 2025.

See Notes to Consolidated Financial Statements.

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Blackstone Private Multi-Asset Credit and Income Fund	Consolidated Financial Highlights

For a Share Outstanding Throughout the Period

Class I
For the Period Ended June 30, 2025* (Unaudited)
PER SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$15.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(1)	0.26
Net realized and unrealized gain (loss)	0.08
Total Income (Loss) from Investment Operations	0.34
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.17)
Total Distributions to Shareholders(2)	(0.17)
REDEMPTION FEES ADDED TO PAID-IN-CAPITAL
Net asset value - end of period(3)	$15.17
Total Investment Return - Net Asset Value(4)	2.3%

RATIOS TO AVERAGE NET ASSETS(5)(6)
Total expenses before reimbursement from Adviser and fees waived and reimbursed(7)	13.5%
Expenses recouped (reimbursed) by Adviser	(11.9)%
Fees waived and reimbursed	(1.4)%
Total expenses after reimbursement from Adviser and fees waived and reimbursed	0.2%
Net investment income	10.9%

SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$163,090
Portfolio turnover rate(8)	12%

DEBT OUTSTANDING:
Aggregate principal amount, end of period (000s)	$7,802
Average borrowings outstanding during the period (000s)	$7,671
Asset coverage, end of period per $1,000	$22,450

*	For the period May 1, 2025 (commencement of operations) to June 30, 2025.
(1)	Per share amounts presented are based on average shares outstanding throughout the period indicated.
(2)	The per share data for distributions was derived by using the actual shares outstanding at the date of the relevant transactions.
(3)	On May 1, 2025, Class I Shares were sold at the initial offering price of $15.00 per share.
(4)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.
(5)	Ratios are annualized with the exception of nonrecurring expenses like organization costs and incentive fees.
(6)	The ratios do not reflect the Fund’s share of the income and expenses of the underlying Investee Funds.
(7)	Represents the ratio of other expenses including incentive fees of 0.1% (unannualized), and prior to the impact of any recoupment (reimbursement) and fees waived and reimbursed.
(8)	Refer to Note 10, Securities Transactions for further details.

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2025	15

Blackstone Private Multi-Asset Credit and Income Fund	Notes to Consolidated Financial Statements

June 30, 2025 (Unaudited)

NOTE 1. ORGANIZATION

Blackstone Private Multi-Asset Credit and Income Fund (“BMACX” or the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund engages in a continuous offering of its Common Shares and operates as an interval fund that will offer to make quarterly repurchases of shares at least 5% and up to 25% of its Common Shares at net asset value (“NAV”). Although the policy permits repurchases of between 5% and 25% of the Fund’s outstanding Common Shares, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Common Shares (in the aggregate across all share classes) at NAV (either by number of shares or aggregate NAV) subject to the approval of the Board of Trustees (the “Board” and individually, the “Trustees”).

The Fund currently offers four classes of shares of beneficial interest on a continuous basis: Class S Common Shares (“Class S Shares”), Class D Common Shares (“Class D Shares”), Class I Common Shares (“Class I Shares”) and Class I Advisory Common Shares (“Class I Advisory Shares” and, together with the Class S Shares, Class D Shares and Class I Shares, “Common Shares”). The Fund is authorized to issue an unlimited number of Common Shares.

Blackstone Private Credit Strategies LLC (the “Adviser”), an affiliate of Blackstone Alternative Credit Advisors LP (collectively with its affiliates in the credit, asset based finance and insurance asset management business unit of Blackstone Inc. (“Blackstone”), “Blackstone Credit & Insurance” or “BXCI”), acts as the Fund’s investment adviser. The Adviser is an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. The Adviser is responsible for the day-to-day management of the Fund. The Fund operates under the direction of the Board of Trustees. The Fund has five Trustees, four of whom are not considered to be “interested persons” of the Fund under the 1940 Act (“Independent Trustees”). The Independent Trustees are responsible for, among other things, reviewing the performance of the Adviser and approving the compensation paid to the Adviser and its affiliates.

The Fund’s investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. The Fund seeks to achieve its investment objectives by employing a flexible mandate and dynamically allocating assets across a wide range of credit and income-oriented strategies with a focus on private investments.

The Fund was organized as a Delaware statutory trust on July 26, 2024, pursuant to an Agreement and Declaration of Trust, governed by the laws of the State of Delaware. The Fund had no operations from that date to January 31, 2025, other than those related to organizational matters and the registration of its Common Shares under applicable securities laws. The Adviser purchased 6,667 Class I Shares at a NAV of $15.00 per share on January 31, 2025.

On May 1, 2025, Class I Shares were sold at the initial offering price of $15.00 per share and the Fund commenced investment operations. Class S Shares and Class I Advisory Shares were initially sold at the June 30, 2025 end of day NAV per share and commenced operations on July 1, 2025. As of June 30, 2025, Class S Shares, Class I Shares and Class I Advisory Shares were outstanding.

As of June 30, 2025, the Adviser owns 1,666,667 Class I Shares.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States (“GAAP”) and are stated in U.S. dollars. As an investment company, the Fund applies the accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946, Financial Services—Investment Companies (“ASC 946”) issued by the Financial Accounting Standards Board (“FASB”).

In the opinion of management, all adjustments considered necessary for the fair presentation of the consolidated financial statements for the period presented have been included. The current period’s results of operations will not necessarily be indicative of results that ultimately may be achieved for the fiscal year ending December 31, 2025.

All intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements. Such amounts could differ from those estimates and such differences could be material. Assumptions and estimates regarding the valuation of investments involve a higher degree of judgment and complexity and these assumptions and estimates may be significant to the consolidated financial statements. Actual results may ultimately differ from those estimates.

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Blackstone Private Multi-Asset Credit and Income Fund	Notes to Consolidated Financial Statements

June 30, 2025 (Unaudited)

Consolidation

As provided under ASC 946, the Fund will not consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Fund.

As of June 30, 2025, the Fund’s consolidated subsidiary was BMACX C-1 LLC.

Determination of Net Asset Value

The NAV for each class of Common Shares is calculated by the Fund daily, as of the close of regular trading on the New York Stock Exchange. The NAV per share for each class of Common Shares is determined by dividing the value of total assets attributable to the class minus liabilities attributable to the class by the total number of Common Shares outstanding of the class at the date as of which the determination is made.

Investments

Investment transactions are recorded on a trade date basis.

Realized gains or losses are measured by the difference between the net proceeds received (excluding prepayment fees, if any) and the amortized cost basis of the investment using the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries, and is recorded within net realized gain (loss) on the Consolidated Statement of Operations.

The net change in unrealized gains or losses primarily reflects the change in investment values, including the reversal of previously recorded unrealized gains or losses with respect to investments realized during the period, and is recorded within net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations.

Valuation of Investments

The Fund is required to report its investments, including those for which current market values are not readily available, at fair value.

The Fund values its investments in accordance with ASC Topic 820, Fair Value Measurement (“ASC 820”), which defines fair value as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the applicable measurement date, and Rule 2a-5 under the 1940 Act.

Under ASC 820, fair value is based on observable market prices or parameters or derived from such prices or parameters when such quotations are readily available. In accordance with Rule 2a-5 under the 1940 Act, fair value means the value of a portfolio investment for which market quotations are not readily available. A market quotation is “readily available” only when it is a quoted price (unadjusted) in active markets for identical instruments that a fund can access at the measurement date, provided that such a quotation is not considered to be readily available if it is not reliable.

In accordance with Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the valuation designee to perform fair value determinations related to the Fund’s investments, subject to the Board’s oversight and periodic reporting requirements. Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser under the Fund’s valuation procedures established by, and under the general supervision and responsibility of, the Board. The pricing of all Fair Valued Assets and determinations thereof shall be reported by the Adviser as valuation designee to the Board at each regularly scheduled quarterly meeting. These valuation approaches involve some level of estimation and judgment, the degree of which is dependent on the price transparency for the investments or market and the investments’ complexity. The Board may modify the Fund’s valuation procedures from time to time.

Investments for which market quotations are readily available are typically valued at those market quotations. To validate market quotations, the Adviser utilizes a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. To assess the continuing appropriateness of pricing sources and methodologies, the Adviser regularly performs price verification procedures and issues challenges as necessary to independent pricing services or brokers, and any differences are reviewed in accordance with the valuation procedures. The Adviser does not adjust the prices unless it has a reason to believe market quotations are not reflective of the fair value of an investment.

As part of the valuation process, the Adviser generally takes into account relevant factors in determining the fair value of the Fund’s investments for which reliable market quotations are not readily available, including and in combination, as relevant: (i) the nature and realizable value of any collateral; (ii) the underlying investment’s ability to make payments based on its earnings and cash flow; (iii) the markets in which the underlying investment does business; and (iv) overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future. When an external event such as a purchase transaction, public offering or subsequent equity or debt sale occurs, the Adviser, with the assistance of independent valuation firm(s), considers whether the pricing indicated by the external event corroborates its valuation.

Semi-Annual Report | June 30, 2025	17

Blackstone Private Multi-Asset Credit and Income Fund	Notes to Consolidated Financial Statements

June 30, 2025 (Unaudited)

Where prices or inputs are not available or, in the judgment of the Adviser, with assistance of independent valuation firm(s), determined to be not reliable, valuation techniques based on the facts and circumstances of the particular investment will be utilized. These valuation approaches involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the investments or market and the investments’ complexity. In the absence of observable, reliable market prices, the Fund values its investments using various valuation methodologies applied on a consistent basis.

An enterprise value (“EV”) analysis is generally performed to determine the value of equity investments, control debt investments and non-control debt investments that are credit-impaired, and to determine if debt investments are credit-impaired. The Adviser generally utilizes approaches including the market approach, the income approach or both approaches, as appropriate, when calculating EV. The primary method for determining EV for non-control investments, and control investments without reliable projections, uses a multiple analysis whereby appropriate multiples are applied to the portfolio company’s earnings before interest, taxes, depreciation and amortization (“EBITDA”) or another key financial metric (e.g., such as revenues, cash flows or net income) (“Performance Multiple”). Performance Multiples are typically determined based upon a review of publicly-traded comparable companies and market comparable transactions, if any. The second method for determining EV (and primary method for control investments with reliable projections) uses a discounted cash flow analysis whereby future expected cash flows and the anticipated terminal value of the portfolio company are discounted to determine a present value using estimated discount rates. The income approach is generally used when the Adviser has visibility into the long-term projected cash flows of a portfolio company.

If debt investments are credit-impaired, which occurs when there is insufficient coverage under the enterprise value analysis through the respective investment’s position in the capital structure, the Adviser generally uses the enterprise value “waterfall” approach or a recovery method (if a liquidation or restructuring is deemed likely) to determine fair value. For debt investments that are not determined to be credit-impaired, the Adviser generally uses a market interest rate yield analysis to determine fair value. To determine fair value using a yield analysis, the expected cash flows are projected based on the contractual terms of the debt security and discounted back to the measurement date based on a market yield. A market yield is determined based upon an assessment of current and expected market yields for similar investments and risk profiles. The Fund considers the current contractual interest rate, the maturity and other terms of the investment relative to risk of the company and the specific investment. A key determinant of risk, among other things, is the leverage through the investment relative to the enterprise value of the portfolio company. As debt investments held by the Fund are substantially illiquid with no active transaction market, the Fund depends on primary market data, including newly funded transactions, as well as secondary market data with respect to high yield debt instruments and syndicated loans, as inputs in determining the appropriate market yield, as applicable. The fair value of loans with call protection is generally capped at par plus applicable prepayment premium in effect at the measurement date.

Investments in other registered investment companies or business development companies (“Investee Fund”) are valued at the NAV reported by such vehicles with daily adjustments made by an independent valuation firm to account for estimated daily accruals of income and expenses, and market movements on an aggregate portfolio level.

ASC 820 prioritizes the use of observable market prices derived from such prices. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these securities. The three levels of the fair value hierarchy are as follows:

●	Level 1: Inputs to the valuation methodology are quoted prices available in active markets for identical instruments as of the reporting date. The types of financial instruments included in Level 1 may include unrestricted securities, including equities and derivatives, listed in active markets.

●	Level 2: Inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date. The types of financial instruments in this category may include less liquid and restricted securities listed in active markets, securities traded in other than active markets, government and agency securities and certain over-the-counter derivatives where the fair value is based on observable inputs.

●	Level 3: Inputs to the valuation methodology are unobservable and significant to overall fair value measurement. The inputs into the determination of fair value require significant management judgment or estimation. Financial instruments that are included in this category may include debt and equity investments in privately held entities, equity investments in Investee Funds, collateralized loan obligations (“CLOs”) and certain over-the-counter derivatives where the fair value is based on unobservable inputs.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the overall fair value measurement. The Adviser’s assessment, with the assistance of independent valuation firm(s), of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Transfers between levels, if any, are recognized at the beginning of the year in which the transfer occurs.

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Blackstone Private Multi-Asset Credit and Income Fund	Notes to Consolidated Financial Statements

June 30, 2025 (Unaudited)

The Fund evaluates the source of the inputs, including any markets in which its investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. When an investment is valued based on prices provided by reputable dealers or pricing services (that is, broker quotes), the Fund subjects those prices to various criteria in making the determination as to whether a particular investment would qualify for treatment as a Level 2 or Level 3 investment.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period, and these differences could be material. Additionally, the fair value of the Fund’s investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize. Further, certain investments may be subject to legal and other restrictions on resale or otherwise are less liquid than publicly-traded securities. If the Fund was required to liquidate a portfolio investment in a forced or liquidation sale, it could realize significantly less than the value at which the Fund has recorded it. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

Cash and Cash Equivalents

Cash and cash equivalents represents cash on hand, cash held in banks, money market funds and liquid investments with original maturities of three months or less. Cash and cash equivalents are carried at cost, which approximates fair value. The Fund deposits its cash and cash equivalents with financial institutions which, at times, may exceed the Federal Deposit Insurance Corporation insured limit. Cash and cash equivalent held by the Fund as of June 30, 2025 include cash equivalents that are categorized as Level 1 within the fair value hierarchy established by ASC 820.

Receivables/Payables From Investments Sold/Purchased

Receivables/payables from investments sold/purchased consist of amounts receivable to or payable by the Fund for transactions that have not settled at the reporting date.

Foreign Currency Transactions

Amounts denominated in foreign currencies are translated into U.S. dollars (“USD”) on the following basis: (i) investments and other assets and liabilities denominated in foreign currencies are translated into USD based upon currency exchange rates effective on the last business day of the period; and (ii) purchases and sales of investments, borrowings and repayments of such borrowings, income, and expenses denominated in foreign currencies are translated into USD based upon currency exchange rates prevailing on the transaction dates.

The Fund does not separately disclose that portion of its results of operations arising from changes in the foreign exchange rates on investments from the fluctuations that result from changes in the market prices of investments held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) from investments in the Consolidated Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, currency fluctuations and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.

Revenue Recognition

Interest Income

Interest income is recorded on an accrual basis and includes the accretion of discounts and amortizations of premiums. Discounts from and premiums to par value on debt investments purchased are accreted/amortized into interest income over the life of the respective security using the effective interest method. The amortized cost of debt investments represents the original cost, including loan origination fees and upfront fees received that are deemed to be an adjustment to yield, adjusted for the accretion of discounts and amortization of premiums, if any. Upon prepayment of a loan or debt security, any prepayment premiums, unamortized upfront loan origination fees and unamortized discounts are recorded as interest income in the current period. For the period ended June 30, 2025, the Fund did not record any non-recurring interest income (e.g., prepayment premiums, accelerated accretion of upfront loan origination fees and unamortized discounts).

In accordance with ASC 325-40, the Fund recognizes accretable yield as interest income over the life of beneficial interests, such as equity class securities of CLO vehicles, using the effective yield method. Interest income is recorded daily based on estimated future cash flows and effective yield which are reevaluated on a quarterly basis.

Semi-Annual Report | June 30, 2025	19

Blackstone Private Multi-Asset Credit and Income Fund	Notes to Consolidated Financial Statements

June 30, 2025 (Unaudited)

PIK Income

The Fund may have loans in its portfolio that contain payment-in-kind (“PIK”) provisions. PIK represents interest that is accrued and recorded as interest income at the contractual rates, increases the loan principal on the respective capitalization dates, and is generally due at maturity. Such income is included in interest income in the Consolidated Statement of Operations. If at any point the Fund expects that PIK will not be realized, the investment generating PIK will be placed on non-accrual status. When a PIK investment is placed on non-accrual status, the accrued, uncapitalized interest is generally reversed through interest income. To satisfy the Fund’s annual RIC distribution requirements, this non-cash source of income must be included in determining the amounts to be paid out to shareholders in the form of dividends, even though the Fund has not yet collected cash.

Dividend Income

Dividend income on preferred equity securities are recorded on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly-traded portfolio companies and Investee Funds.

Fee Income

The Fund may receive various fees in the ordinary course of business such as structuring, consent, waiver, amendment, syndication and other miscellaneous fees, as well as fees for managerial assistance rendered by the Fund to the portfolio companies. Such fees are recognized as income when earned or the services are rendered.

Non-Accrual Income

Loans are generally placed on non-accrual status when there is reasonable doubt whether principal or interest will be collected in full. Accrued interest is generally reversed when a loan is placed on non-accrual status. Additionally, any original issue discount and market discount are no longer accreted to interest income as of the date the loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid current and, in management’s judgment, are likely to remain current. Management may make exceptions to this treatment and determine to not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection.

For further information regarding the non-accrual status of investments, refer to “Note 4. Investments.”

Organization and Offering Expenses

Costs associated with the organization of the Fund are expensed as incurred. These expenses consist primarily of legal fees and other costs of organizing the Fund.

Costs associated with the offering of the Fund’s shares are capitalized as “Deferred offering costs” on the Consolidated Statement of Assets and Liabilities and amortized over a twelve-month period from incurrence. These expenses consist primarily of legal fees and other costs incurred in connection with the Fund’s continuous offering. Organizational and offering costs are subject to the Total Expense Cap (as defined in Note 3).

For the period ended June 30, 2025, the Fund accrued organization costs of $2,603,422 and offering costs of $225,208.

Deferred Financing Costs

Deferred financing costs represent fees and other direct incremental costs incurred in connection with the Fund’s borrowings. These expenses are deferred and amortized into interest expense over the life of the debt instrument. Deferred financing costs related to revolving credit facilities are presented separately as an asset on the Fund’s Consolidated Statement of Assets and Liabilities.

Income Taxes

It is the policy of the Fund to quality as a regulated investment company (“RIC”) by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). So long as the Fund maintains its status as a RIC, it generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes at least annually to its shareholders as dividends. Rather, any tax liability related to income earned and distributed by the Fund would represent obligations of the Fund’s investors and would not be reflected in the consolidated financial statements of the Fund.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing its consolidated financial statements to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are reserved and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes are included in income tax expense. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof. Management has analyzed the Fund’s tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that there are no material uncertain tax positions through June 30, 2025. As applicable, the Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed.

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Blackstone Private Multi-Asset Credit and Income Fund	Notes to Consolidated Financial Statements

June 30, 2025 (Unaudited)

To qualify for and maintain qualification as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements. In addition, to qualify for RIC tax treatment, the Fund must distribute to its shareholders, for each taxable year, at least 90% of the sum of (i) its “investment company taxable income” for that year (without regard to the deduction for dividends paid), which is generally its ordinary income plus the excess, if any, of its realized net short-term capital gains over its realized net long-term capital losses and (ii) its net tax-exempt income.

In addition, based on the excise tax distribution requirements, the Fund is subject to a 4% nondeductible federal excise tax on certain undistributed income unless the Fund distributes in a timely manner in each taxable year an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year, (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (iii) any income realized, but not distributed, in prior years. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax is considered to have been distributed.

Allocation of Income, Expenses, Gains and Losses

Income, expenses (other than those attributable to a specific class), gains and losses are allocated to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Distributions

The Fund distributes substantially all of its net investment income to shareholders in the form of dividends. The Fund declares income dividends daily and distributes them monthly. All distributions will be paid at the discretion of the Board and will depend on the Fund’s earnings, financial condition, maintenance of the Fund’s tax treatment as a RIC and such other factors as the Board may deem relevant from time to time. Although the gross distribution per share is generally equivalent for each share class, the net distribution for each share class is reduced for any class specific expenses, including shareholder servicing and/or distribution fees, if any.

Segment Reporting

The Fund operates as a single reportable segment and as a result, the Fund’s segment accounting policies are consistent with those described herein and the Fund does not have any intra-segment sales and transfers of assets. See “Note 11. Segment Reporting” for further information.

Recent Accounting Pronouncements

In November 2024, the FASB issued ASU 2024-03 “Expense Disaggregation Disclosures (Subtopic 220-40): Disaggregation of Income Statement Expenses” (“ASU 2024-03”). ASU 2024-03 requires disclosures in the notes to financial statements on specified information about certain costs and expenses for each interim and annual reporting period. ASU 2024-03 is effective on either a prospective basis, with the option for retrospective application, for annual periods beginning after December 15, 2026, and for interim periods within fiscal years beginning after December 15, 2027, and early adoption is permitted. The Fund has not early adopted ASU 2024-03 and does not expect the adoption of ASU 2024-03 to have a material impact on the Fund’s consolidated financial statements.

NOTE 3. FEES, EXPENSES, AGREEMENTS, AND RELATED PARTY TRANSACTIONS

Investment Advisory Agreement

On February 20, 2025, the Fund entered into the investment advisory agreement (the “Investment Advisory Agreement”) with the Adviser. The Adviser is responsible for originating prospective investments, conducting research and due diligence investigations on potential investments, analyzing investment opportunities, negotiating and structuring the Fund’s investments and monitoring its investments and portfolio companies on an ongoing basis.

Pursuant to the Investment Advisory Agreement, the Fund pays the Adviser a fee for investment advisory and management services consisting of two components: a management fee and an incentive fee. To the extent the Fund invests in investment companies or business development companies (“BDCs”) managed by the Adviser or its affiliates (each, an “Acquired Fund” and collectively, the “Acquired Funds”), shareholders will not bear duplicative fees.

Semi-Annual Report | June 30, 2025	21

Blackstone Private Multi-Asset Credit and Income Fund	Notes to Consolidated Financial Statements

June 30, 2025 (Unaudited)

Management Fees

The management fee is accrued daily and payable monthly in arrears at an annual rate of 0.75% of the value of the Fund’s net assets as of the beginning of each business day. The Adviser has contractually agreed to waive the management fee in full for the six-month period beginning from the date the Fund completes its first sale of shares in its public offering (“Management Fee Waiver Agreement”). The Fund completed its first sale of shares in its public offering on May 1, 2025. Unless otherwise extended by agreement between the Fund and the Adviser, the management fee payable by the Fund after the termination of the Management Fee Waiver Agreement will be at the annual rate of 0.75% of the Fund’s net assets. The waiver of the management fee under the Management Fee Waiver Agreement is not subject to recoupment by the Adviser under the Expense Limitation and Reimbursement Agreement, as discussed below. For the avoidance of doubt, the Adviser is not waiving the incentive fee payable under the Investment Advisory Agreement.

For the period ended June 30, 2025, management fees of $138,492 are recorded in the Fund’s Consolidated Statement of Operations. Additionally, management fees waived of $138,492 and a reimbursement of Acquired Funds’ fees totaling $114,629 are included in the fees waived and reimbursed of $253,121 recorded in the Fund’s Consolidated Statement of Operations. As of June 30, 2025, $114,629 of fees waived and reimbursed are recorded in receivable from Adviser in the Fund’s Consolidated Statement of Assets and Liabilities.

Incentive Fees

The incentive fee is based on the Fund’s Pre-Incentive Fee Net Investment Income Returns. Pre-Incentive Fee Net Investment Income Returns means, as the context requires, either the dollar value of, or percentage rate of return on the value of net assets at the end of the immediate preceding quarter from, interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses accrued for the quarter (including the management fee, fees and expenses payable under the Administration Agreement (defined below), and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred shares, but excluding the incentive fee and any shareholder servicing and/or distribution fees). Shareholders may be charged a fee on an income amount that is higher than the income shareholders may ultimately receive.

Pre-Incentive Fee Net Investment Income Returns include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero-coupon securities), accrued income that the Fund has not yet received in cash. Pre-Incentive Fee Net Investment Income Returns do not include any income from investments in the common equity of an Affiliated Fund to the extent the Affiliated Fund is charging an incentive fee on income during the applicable quarter, and the Fund’s net assets attributable to investments in such Affiliated Funds that are charging an incentive fee on income during the applicable quarter are excluded from the Fund’s net assets for purposes of calculating the Fund’s incentive fee. Pre-Incentive Fee Net Investment Income Returns do include income received by the Fund or, without duplication, the ratable portion of net income attributable to the Fund from (i) investments in the common equity of Affiliated Funds that during the applicable quarter did not charge an incentive fee on income and (ii) equity investments in portfolio companies controlled by the Fund. The Fund also excludes the impact of expense support payments and recoupments from Pre-Incentive Fee Net Investment Income Returns.

Pre-Incentive Fee Net Investment Income Returns, expressed as a rate of return on the value of the Fund’s net assets at the end of the immediately preceding quarter, is compared to a “hurdle rate” of return of 1.25% per quarter (5.0% annualized).

The Fund pays the Adviser an income based incentive fee quarterly in arrears with respect to the Fund’s Pre-Incentive Fee Net Investment Income Returns in each calendar quarter as follows:

●	No incentive fee based on Pre-Incentive Fee Net Investment Income Returns in any calendar quarter in which Pre-Incentive Fee Net Investment Income Returns do not exceed the hurdle rate of 1.25% per quarter (5.0% annualized);

●	100% of the dollar amount of Pre-Incentive Fee Net Investment Income Returns with respect to that portion of such Pre-Incentive Fee Net Investment Income Returns, if any, that exceeds the hurdle rate but is less than a rate of return of 1.43% per quarter (5.72% annualized). The Fund refers to this portion of the Pre-Incentive Fee Net Investment Income Returns (which exceeds the hurdle rate but is less than 1.43%) as the “catch-up.” This “catch-up” is meant to provide the Adviser with approximately 12.5% of Pre-Incentive Fee Net Investment Income Returns as if a hurdle rate did not apply if this net investment income exceeds 1.43% in any calendar quarter; and

●	12.5% of the dollar amount of Pre-Incentive Fee Net Investment Income Returns, if any, that exceed a rate of return of 1.43% per quarter (5.72% annualized).

●	These calculations are prorated for any period of less than three months, including the first quarter the Fund commenced operations, and are adjusted for any share issuances or repurchases during the relevant quarter.

For the period ended June 30, 2025, the Fund accrued incentive fees of $135,511 recorded as incentive fees in the Consolidated Statement of Operations.

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Blackstone Private Multi-Asset Credit and Income Fund	Notes to Consolidated Financial Statements

June 30, 2025 (Unaudited)

As of June 30, 2025, there was $135,511 payable to the Adviser for incentive fees recorded as incentive fees payable in the Consolidated Statement of Assets and Liabilities.

Administration Agreements

On February 20, 2025, the Fund entered into the administration agreement with Blackstone Private Credit Strategies LLC (in its capacity as the Fund’s administrator, the “Administrator”) (the “Administration Agreement”).

Under the terms of the Administration Agreement, the Administrator provides, or oversees the performance of, administrative and compliance services, including, but not limited to, overseeing the calculation of NAV, and generally managing the administrative affairs of the Fund. In consideration for its administrative services, the Administrator is entitled to receive an administration fee accrued daily and payable monthly by the Fund equal to, in the aggregate, an annual rate of 0.10% of the value of the Fund’s net assets as of the beginning of each business day. From time to time, the Administrator may outsource certain administrative duties provided to the Fund to third parties, and the Administrator pays the third parties accordingly. The fees, costs and expenses of any such third-party service providers are payable by the Administrator out of its administration fee.

For the period ended June 30, 2025, the Fund incurred $18,466 in expenses under the Administration Agreement, which were recorded in administrative service expenses in the Fund’s Consolidated Statement of Operations.

As of June 30, 2025, $18,466 was unpaid and included in administrative service expenses payable in the Consolidated Statement of Assets and Liabilities.

Sub-Administration, Custody, and Other Agreements

On February 21, 2025, the Administrator entered into a sub-administration agreement (the “Sub-Administration Agreement”) with J.P. Morgan Chase N.A. (the “Sub-Administrator”) under which the Sub-Administrator provides various accounting and administrative services to the Fund. The Sub- Administrator also serves as the Fund’s custodian (the “Custodian”). The initial term of the Sub-Administration Agreement is one year from the effective date. Following the initial term, the Sub-Administration Agreement shall be in effect until a valid written termination notice is given by the Adviser or Sub-Administrator upon at least 90 days’ prior notice.

The Bank of New York Mellon serves as the Fund’s custodian for certain of the Fund’s cash and other assets.

SS&C GIDS, Inc. serves as transfer agent and distribution disbursing agent for the Fund.

J.P. Morgan Chase N.A., The Bank of New York Mellon, and SS&C GIDS, Inc., are not considered affiliates of the Fund as defined under the 1940 Act.

Intermediary Manager Agreement

On February 20, 2025, the Fund entered into an Intermediary Manager Agreement (the “Intermediary Manager Agreement”) with Blackstone Securities Partners L.P. (in its capacity as the Fund’s intermediary manager, the “Intermediary Manager”), a broker-dealer registered with the SEC under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority (“FINRA”).

Pursuant to the Intermediary Manager Agreement, the Intermediary Manager agreed to, among other things, manage the Fund’s relationships with third-party brokers engaged by the Intermediary Manager to participate in the distribution of Common Shares, which are referred to “participating brokers,” and financial advisors. The Intermediary Manager also oversees the Fund’s marketing and distribution efforts with participating brokers and their registered representatives with respect to communications related to the terms of the Fund’s offering, its investment strategies, material aspects of its operations and subscription procedures.

The Intermediary Manager is entitled to receive shareholder servicing and/or distribution fee equal to 0.75% per annum of the aggregate NAV for the Class S Shares and a shareholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV for the Class D Shares, in each case, accrued daily and payable monthly in arrears. The shareholder servicing and/or distribution fees are payable to the Intermediary Manager, but the Intermediary Manager anticipates that all of the shareholder servicing fees and/or distribution fees will be retained by, or reallowed (paid) to, participating brokers or other financial intermediaries.

Either the Intermediary Manager or the Fund may terminate the Intermediary Manager Agreement at any time upon 60 days’ written notice to the other party (which notice may be waived by the other party). The Intermediary Manager Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act.

Semi-Annual Report | June 30, 2025	23

Blackstone Private Multi-Asset Credit and Income Fund	Notes to Consolidated Financial Statements

June 30, 2025 (Unaudited)

Distribution and Servicing Plan

On February 20, 2025, the Fund entered into a distribution and servicing plan (the “Distribution and Servicing Plan”). The following table shows the shareholder servicing and/or distribution fees the Fund pays the Intermediary Manager with respect to Class I, Class I Advisory, Class S and Class D Shares on an annualized basis as a percentage of the Fund’s NAV for such class.

Shareholder Servicing and/or Distribution Fee as a % of NAV
Class S Shares	0.75%
Class D Shares	0.25%
Class I Shares	—%
Class I Advisory Shares	—%

The shareholder servicing and/or distribution fees are accrued daily and paid monthly in arrears, and subject to FINRA and other limitations on underwriting compensation.

The distribution and servicing expenses borne by the participating brokers may be different from and substantially less than the amount of shareholder servicing and/ or distribution fees charged. The Intermediary Manager will reallow (pay) all of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers, and will waive shareholder servicing and/ or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services. Because the shareholder servicing and/or distribution fees with respect to Class S Shares and Class D Shares are calculated based on the aggregate NAV for all of the outstanding shares of each such class, it reduces the NAV with respect to all shares of each such class, including shares issued under the Fund’s distribution reinvestment plan.

Eligibility to receive the shareholder servicing and/or distribution fee is conditioned on a broker providing the following ongoing services with respect to the Class S or Class D Shares: assistance with recordkeeping, answering investor inquiries regarding the Fund, including regarding distribution payments and reinvestments, helping investors understand their investments upon their request, and assistance with share repurchase requests. If the applicable broker is not eligible to receive the shareholder servicing and/or distribution fee due to failure to provide these services, the Intermediary Manager will waive the shareholder servicing and/or distribution fees that broker would have otherwise been eligible to receive. The shareholder servicing and/or distribution fees are ongoing fees that are not paid at the time of purchase. Class S Shares began accruing shareholder servicing and/ or distribution fees on July 1, 2025 concurrent with the commencement of operations.

Expense Limitation and Reimbursement Agreement

On February 20, 2025, the Fund entered into an Expense Limitation and Reimbursement Agreement with the Adviser. The Adviser waives its compensation (and, to the extent necessary, bear other expenses of or make payments to the Fund) to the extent that, for any calendar month, “Specified Expenses” (as defined below) exceed the Total Expense Cap (as defined below). “Specified Expenses” of the Fund means all expenses incurred in the business of the Fund, including organizational and certain offering expenses, with the exception of: (i) investment advisory fees (including management and incentive fees), (ii) the shareholder servicing fee and/or distribution fees, (iii) brokerage costs, (iv) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (v) taxes, (vi) extraordinary expenses (as determined in the sole discretion of the Adviser), and (vii) acquired fund fees and expenses. “Total Expense Cap” means the annual rate of 0.50% of the average daily value of the Fund’s net assets (annualized). The Adviser may discontinue its obligation to waive its compensation or to bear other expenses at any time (i) prior to the one (1) year anniversary of the date the Fund completes its first sale of shares in its public offering, with the written consent of the Board of Trustees and (ii) on or after the one (1) year anniversary of the date the Fund completes its first sale of shares in its public offering, upon written notice to the Fund. If, while the Adviser is the investment adviser to the Fund, the estimated annualized Specified Expenses for a given month are less than the Total Expense Cap, the Adviser shall be entitled to reimbursement by the Fund of the compensation waived and other expenses borne by the Adviser on behalf of the Fund pursuant to the Fund’s Expense Limitation and Reimbursement Agreement during any of the previous thirty-six (36) months, but only to the extent that the Fund’s estimated annualized Specified Expenses are less than, for such month, the lesser of the Total Expense Cap or any other relevant expense limit then in effect with respect to the Fund, and provided that such amount paid to the Adviser will in no event exceed the total Reimbursement Amount and will not include any amounts previously reimbursed. The Adviser may recapture a Specified Expense in any year within the thirty-six (36) month period after the Adviser bears the expense.

As of June 30, 2025, the Fund recorded $4,371,463 in receivable from Adviser in the Consolidated Statement of Assets and Liabilities. During the period ended June 30, 2025, there were no repayments or potential repayments to the Adviser.

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Blackstone Private Multi-Asset Credit and Income Fund	Notes to Consolidated Financial Statements

June 30, 2025 (Unaudited)

Expense Payment Facilitation

Blackstone Holdings Finance Co. L.L.C. (“FINCO”), an affiliate of the Fund, pays certain expenses on behalf of the Fund. The Fund reimburses FINCO for such expenses paid on behalf of the Fund. FINCO does not charge any fees for providing such administrative services. For the period ended June 30, 2025, the Fund has an amount payable to FINCO of $170,223 recorded in due to affiliates in the Consolidated Statement of Assets and Liabilities.

Blackstone Administrative Services Partnership L.P. (“BASP”), an affiliate of the Fund, pays certain expenses on behalf of the Fund. The Fund reimburses BASP for such expenses paid on behalf of the Fund. BASP does not charge any fees for providing such administrative services. For the period ended June 30, 2025, the Fund has an amount payable to BASP of $813 recorded in due to affiliates in the Consolidated Statement of Assets and Liabilities.

The Intermediary Manager pays certain expenses on behalf of the Fund. The Fund reimburses the Intermediary Manager for such expenses paid on behalf of the Fund. The Intermediary Manager does not charge any fees for providing such administrative services. For the period ended June 30, 2025, the Fund has an amount payable to the Intermediary Manager of $1,390 recorded in due to affiliates in the Consolidated Statement of Assets and Liabilities.

The Adviser pays certain expenses on behalf of the Fund. The Fund reimburses the Adviser for such expenses paid on behalf of the Fund. The Adviser does not charge any fees for providing such administrative services. For the period ended June 30, 2025, the Fund has an amount payable to the Adviser of $2,617,215 recorded in due to affiliates in the Consolidated Statement of Assets and Liabilities.

Controlled/Affiliated Portfolio Companies

Under the 1940 Act, the Fund is required to separately identify non-controlled investments where it owns 5% or more of a portfolio company’s outstanding voting securities as investments in “affiliated” companies. In addition, under the 1940 Act, the Fund is required to separately identify investments where it owns more than 25% of a portfolio company’s outstanding voting securities and/or has the power to exercise control over the management or policies of such portfolio company as investments in “controlled” companies. Under the 1940 Act, “non-affiliated investments” are defined as investments that are neither controlled investments nor affiliated investments. Detailed information with respect to the Fund’s non-controlled, non-affiliated; non-controlled, affiliated; and controlled affiliated investments is contained in the Consolidated Schedule of Investments.

On May 1, 2025, the Fund made an initial investment into Blackstone Private Credit Fund (“BCRED”), a business development company advised by the Adviser and sub-advised by Blackstone Credit BDC Advisors LLC, affiliates of Blackstone.

On June 1, 2025, the Fund made an initial investment into Blackstone Private Real Estate Credit and Income Fund (“BREC”), a newly formed business development company advised by Blackstone Real Estate Special Situations Advisors L.L.C., an affiliate of Blackstone.

NOTE 4. INVESTMENTS

The composition of the Fund’s investment portfolio at cost and fair value was as follows:

	June 30, 2025
	Cost	Fair Value	% of Total Investments at Fair Value
First Lien Debt	$30,233,569	$30,514,499	18.5%
Unsecured Debt	17,530,918	17,713,880	10.7
Structured Finance Obligations - Debt Instruments	1,285,995	1,281,936	0.8
Structured Finance Obligations - Equity Instruments	5,345,794	5,576,825	3.4
Equity and Other	9,962,852	9,741,000	5.9
Investee Funds	100,000,000	100,053,807	60.7
Total	$164,359,128	$164,881,947	100.0%

Semi-Annual Report | June 30, 2025	25

Blackstone Private Multi-Asset Credit and Income Fund	Notes to Consolidated Financial Statements

June 30, 2025 (Unaudited)

The industry composition of investments at fair value was as follows:

June 30, 2025
Financial Services	64.8%
Machinery	6.1
Oil, Gas & Consumable Fuels	5.9
Commercial Services & Supplies	5.5
Software	5.0
Pharmaceuticals	4.7
Construction & Engineering	2.8
Aerospace & Defense	2.1
Health Care Technology	1.8
Real Estate Management & Development	1.3
Total	100.0%

The geographic composition of investments at cost and fair value was as follows:

	June 30, 2025
	Cost	Fair Value	% of Total Investments at Fair Value	Fair Value as % of Net Assets
United States	$132,927,998	$132,796,636	80.5%	79.4%
Europe	26,139,340	26,558,335	16.1	15.8
Bermuda/Cayman Islands	5,291,790	5,526,976	3.4	3.3
Total	$164,359,128	$164,881,947	100.0%	98.5%

As of June 30, 2025, there were no investments in the portfolio on non-accrual status.

As of June 30, 2025, on a fair value basis, 79.8% of performing debt investments bore interest at a floating rate and 20.2% of performing debt investments bore interest at a fixed rate.

NOTE 5. FAIR VALUE MEASUREMENTS

The following tables present the fair value hierarchy of financial instruments as of June 30, 2025:

	Level 1	Level 2	Level 3	Total
First Lien Debt	$—	$—	$30,514,499	$30,514,499
Unsecured Debt	—	—	17,713,880	17,713,880
Structured Finance Obligations - Debt Instruments	—	—	1,281,936	1,281,936
Structured Finance Obligations - Equity Instruments	—	—	5,576,825	5,576,825
Equity and Other	—	—	9,741,000	9,741,000
Investee Funds	—	—	100,053,807	100,053,807
Total investments	$—	$—	$164,881,947	$164,881,947

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Blackstone Private Multi-Asset Credit and Income Fund	Notes to Consolidated Financial Statements

June 30, 2025 (Unaudited)

The following table presents investments in Investee Funds, by investment strategy, the unfunded commitment, and redemption restrictions put in place by the Investee Fund.

Investee Funds	Investee Fund Strategy	Unfunded Commitment	Redemption Frequency	Redemption Lock-up Period	Fund Term	Fair Value
Blackstone Private Credit Fund	Corporate: direct lending	$–	Quarterly(1)	None	Perpetual	$55,000,000
Blackstone Private Real Estate Credit and Income Fund	Real estate credit and income	–	Quarterly(2)	None	Perpetual	45,053,807
		$–				$100,053,807

(1)	Up to 5% of common shares outstanding (either by number of shares or aggregate net asset value) as of the close of the previous calendar quarter, subject to approval by the Investee Fund’s board of trustees. Shares that have not been outstanding for at least one year are repurchased at 98% of such net asset value.
(2)	Up to 5% of common shares outstanding (either by number of shares or aggregate net asset value) as of the close of the previous calendar quarter, subject to approval by the Investee Fund’s board of trustees.

The following tables present changes in the fair value of financial instruments for which Level 3 inputs were used to determine the fair value as of June 30, 2025:

	First Lien Debt	Unsecured Debt	Structured Finance Obligations - Debt Instruments	Structured Finance Obligations - Equity Instruments	Equity and Other	Investee Funds	Total
Fair value, beginning of period	$—	$—	$—	$—	$—	$—	$—
Purchases of investments	30,273,675	17,529,223	1,286,005	5,345,794	9,962,852	100,000,000	164,397,549
Proceeds from sales of investments and principal repayments	(41,343)	—	—	—	—	—	(41,343)
Accretion of discount (amortization of premium)	1,237	1,695	(10)	—	—	—	2,922
Net Realized Gain (Loss)	—	—	—	—	—	—	—
Net change in unrealized appreciation (depreciation)	280,930	182,962	(4,059)	231,031	(221,852)	53,807	522,819
Transfer Into Level 3	—	—	—	—	—	—	—
Transfer Out of Level 3	—	—	—	—	—	—	—
Fair value, end of period	$30,514,499	$17,713,880	$1,281,936	$5,576,825	$9,741,000	$100,053,807	$164,881,947
Net change in unrealized appreciation (depreciation) included in earnings related to financial instruments still held as of June 30, 2025 included in the net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations.	$280,930	$182,962	$(4,059)	$231,031	$(221,852)	$53,807	$522,819

The following table presents quantitative information about the significant unobservable inputs of the Fund’s Level 3 financial instruments as of June 30, 2025. This table is not intended to be all-inclusive but instead capture the significant unobservable inputs relevant to the Fund’s determination of fair value.

				Range
	Fair Value	Valuation Technique	Unobservable Input	Low	High	Weighted Average
First Lien Debt	$30,514,499	Yield Analysis	Discount Rate	7.44%	10.46%	8.81%
Unsecured Debt	17,713,880	Yield Analysis	Discount Rate	9.80%	13.25%	11.75%
Structured Finance Obligations - Debt Instruments	1,281,936	Market Quotations	Broker Quoted Price	100.34	100.34	100.34
Structured Finance Obligations - Equity Instruments	4,942,450	Market Quotations	Broker Quoted Price	66.59	97.00	88.80
	634,375	Transaction Price	N/A
	5,576,825
Equity and Other	9,741,000	Yield Analysis	Discount Rate	7.88%	7.88%	7.88%
Investee Funds	100,053,807	Estimated Net Asset Value	Net Asset Value	25.09	25.21	25.15
Total	$164,881,947

Semi-Annual Report | June 30, 2025	27

Blackstone Private Multi-Asset Credit and Income Fund	Notes to Consolidated Financial Statements

June 30, 2025 (Unaudited)

The significant unobservable input used in the yield analysis is the discount rate based on comparable market yields. Significant increases in discount rates would result in a significantly lower fair value measurement. The significant unobservable input used for market quotations are broker quoted prices provided by independent pricing services. The significant unobservable input used in the estimate of net asset value is the prior month end net asset value per share. Significant decreases in quoted prices and net asset value per share would result in a significantly lower fair value measurement.

Financial Instruments Not Carried at Fair Value

Debt

The following table presents the fair value measurements of the Fund’s debt obligations as of June 30, 2025 had they been accounted for at fair value:

June 30, 2025
Fair Value
Revolving Credit Facility	$7,801,877

The following table presents the categorization of the Fund’s debt obligations as of June 30, 2025 had they been accounted for at fair value within the fair value hierarchy:

June 30, 2025
Level 1	$–
Level 2	–
Level 3	7,801,877
Total debt	$7,801,877

Other Assets and Liabilities

As of June 30, 2025, the carrying amounts of the Fund’s other assets and liabilities, other than investments at fair value and debt obligations listed above, approximate fair value due to their short maturities. These financial instruments would be categorized as Level 3 within the fair value hierarchy.

NOTE 6. BORROWINGS

In accordance with the 1940 Act, with certain limitations, the Fund is allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 300% after such borrowing.

Revolving Credit Facility

On May 28, 2025, the Fund, entered into a senior secured credit facility (the “Revolving Credit Facility”) with Sumitomo Mitsui Banking Corporation (“SMBC”). SMBC serves as administrative agent and collateral agent.

The Revolving Credit Facility provides for borrowings in USD and certain agreed-upon foreign currencies in an initial aggregate amount of up to $50 million. Borrowings under the Revolving Credit Facility are subject to compliance with a borrowing base. The Revolving Credit Facility has an accordion feature, subject to the satisfaction of various conditions, which could bring total commitments under the Revolving Credit Facility to up to $1 billion. In addition, the Revolving Credit Facility provides for the issuance of letters of credit on behalf of the Fund in an aggregate face amount not to exceed $10 million. Proceeds from the borrowings under the Revolving Credit Facility may be used for general corporate purposes of the Fund and its subsidiaries. As of June 30, 2025, the period during which the Fund may make borrowings on the Revolving Credit Facility expires on May 28, 2029, and the Revolving Credit Facility will mature and all amounts outstanding under the Revolving Credit Facility must be repaid by May 28, 2030.

Borrowings under the Revolving Credit Facility bear interest at a per annum rate equal to, (x) for loans for which the Fund elects the base rate option, the “alternate base rate” (which is the greatest of (a) the prime rate in effect on such day, (b) the sum of (i) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System plus (ii) 0.5%, and (c) one month term SOFR plus 1% per annum) plus 0.75%, and (y) for all other loans, the applicable benchmark rate for the related interest period for such borrowing plus 1.75%. The Fund pays an unused fee of 0.25% per annum on the daily unused amount of the revolving commitments, during the period from and including the date that is 60 days after the effective date of the Revolving Credit Facility to but excluding the date on which the revolving commitments terminate. The Fund will pay letter of credit participation fees and a fronting fee on the average daily amount of any lender’s exposure with respect to any letters of credit issued under the Revolving Credit Facility.

The Fund’s obligations to the lenders under the Revolving Credit Facility are secured by a first priority security interest in substantially all of the Fund’s assets.

28	www.bmacx.com

Blackstone Private Multi-Asset Credit and Income Fund	Notes to Consolidated Financial Statements

June 30, 2025 (Unaudited)

In connection with the Revolving Credit Facility, the Fund has made certain customary representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. In addition, the Fund must maintain at all times a 300% asset coverage ratio.

The Revolving Credit Facility contains customary events of default for similar financing transactions. Upon the occurrence and during the continuation of an event of default, SMBC may terminate the commitments and declare the outstanding advances and all other obligations under the Revolving Credit Facility immediately due and payable.

As of June 30, 2025, the Fund was in compliance with all covenants and other requirements of the Revolving Credit Facility.

As of June 30, 2025, interest payable of $21,826 is recorded in the Fund’s Consolidated Statement of Assets and Liabilities.

For the period ended June 30, 2025, the weighted average interest rate on borrowings outstanding (including unused fees) was 0.28%. For the period ended June 30, 2025, the weighted average all-in cost of debt (including unused fees and amortization of deferred financing costs) was 0.43%.

The average principal debt outstanding from June 4, 2025, the date of the first draw on the Revolving Credit Facility, to June 30, 2025, is $7,671,373.

The components of interest expense were as follows:

For the Period Ended June 30, 2025
Borrowing interest expense	$21,461
Facility unused fees	—
Amortization of deferred financing costs	11,761
Total interest expense	$33,222
Cash paid for interest expense	$—

NOTE 7. COMMITMENTS AND CONTINGENCIES

The Fund’s investment portfolio contains debt investments which are in the form of lines of credit or delayed draw commitments, which require us to provide funding when requested by portfolio companies in accordance with underlying loan agreements. As of June 30, 2025, the Fund had unfunded commitments, including delayed draw term loans and revolvers, with an aggregate amount of $22,308,476.

Other Commitments and Contingencies

Under the Fund’s organizational documents, the Fund’s officers and Trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts that contain a variety of representations and indemnifications. To date, the Fund has not had claims or losses pursuant to these contracts, although there is no assurance that it will not incur losses in connection with these indemnifications in the future.

NOTE 8. REPURCHASE OFFERS

The Fund has adopted, pursuant to Rule 23c-3 under the 1940 Act, a fundamental policy, which cannot be changed without shareholder approval, requiring the Fund to offer to repurchase at least 5% and up to 25% of its Common Shares at NAV on a quarterly basis. Although the policy permits repurchases of between 5% and 25% of the Fund’s outstanding Common Shares, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Common Shares (in the aggregate across all share classes) at NAV (either by number of shares or aggregate NAV) subject to the approval of the Board of Trustees. The Adviser currently expects to recommend to the Board that the Fund conduct its first repurchase offer following the later of the second full quarter after (i) the Fund first accepts third party capital or (ii) the effective date of the Fund’s registration statement (or such earlier or later date as the Board may determine). Written notification of each quarterly repurchase offer will be sent to shareholders at least 21 calendar days before the repurchase request deadline (i.e., the date by which shareholders can tender their Common Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). If a repurchase offer is oversubscribed, the Fund may, but is not required to, determine to increase the amount repurchased by up to 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline. In the event that the Fund determines not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Common Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request.

Semi-Annual Report | June 30, 2025	29

Blackstone Private Multi-Asset Credit and Income Fund	Notes to Consolidated Financial Statements

June 30, 2025 (Unaudited)

Under the share repurchase program, to the extent the Fund offers to repurchase shares in any particular quarter, it is expected to repurchase shares pursuant to tender offers using a purchase price equal to the NAV per share as of the last calendar day of the applicable quarter, except that shares that have not been outstanding for at least one year will be repurchased at 98% of such NAV (an “Early Repurchase Deduction”). The one-year holding period will be satisfied if at least one year has elapsed from (a) the issuance date of the applicable Common Shares to (b) the subscription date immediately following the valuation date used in the repurchase of such Common Shares. The Early Repurchase Deduction may be waived in the case of repurchase requests arising from the death, divorce or qualified disability of the holder; in the event that a shareholder’s shares are repurchased because the shareholder has failed to maintain the $500 minimum account balance; due to trade or operational error; and repurchases of shares submitted by discretionary model portfolio management programs (and similar arrangements) as approved by the Fund. In addition, the Fund’s Common Shares are sold to certain feeder vehicles primarily created to hold the Fund’s Common Shares that in turn offer interests in such feeder vehicles to non-U.S. persons. For such feeder vehicles and similar arrangements in certain markets, the Fund will not apply the Early Repurchase Deduction to the feeder vehicles or underlying investors, often because of administrative or systems limitations. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining shareholders.

During the period ended June 30, 2025, there were no share repurchases.

NOTE 9. PRINCIPAL INVESTMENT RISKS

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market or failure or inability of the other party to a transaction to perform. The relative significance of the principal risks identified below, at any given time, will vary depending on the specific composition of the Fund’s investment portfolio from time to time and the allocation of the Fund’s assets among the various investment strategies, which may change frequently and/or significantly over time. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus.

Limited Operating History: The Fund is a newly organized, non-diversified, closed-end management investment company with no material operating history upon which potential investors may evaluate past or future performance. Investors should draw no conclusions from the performance of any other Blackstone affiliated or managed vehicles, and should not expect to achieve similar returns.

Investment and Market Risk: An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s common shares represents an indirect investment in the portfolio of floating rate instruments, other securities and derivative investments owned by the Fund, and the value of these investments may fluctuate, sometimes rapidly and unpredictably. At any point in time an investment in the Fund’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of common shareholders to reinvest dividends. The Fund may also use leverage, which would magnify the Fund’s investment, market and certain other risks.

Repurchase Offers Risk: The Fund is an “interval fund” and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, will conduct quarterly repurchase offers of the Fund’s outstanding common shares at NAV, with the size of the repurchase offer subject to approval of the Board. In all cases, such repurchase offers will be for at least 5% and not more than 25% of its outstanding common shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund currently expects to conduct quarterly repurchase offers for 5% of its outstanding common shares under ordinary circumstances. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases may be funded from available cash, borrowings, subscription proceeds or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in increased portfolio turnover and untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. If at any time cash and other cash equivalents held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments, including liquid investments. If, as expected, the Fund employs investment leverage, repurchases of common shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect common shareholders who do not tender their common shares by increasing the Fund’s expenses and reducing any net investment income. If a repurchase offer is oversubscribed, the Fund may, but is not required to, determine to increase the amount repurchased by up to 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline. In the event that the Fund determines not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the common shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more common shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market, foreign currency and other risks, and the NAV of common shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered common shares is determined. In addition, the repurchase of common shares by the Fund may be a taxable event to shareholders.

30	www.bmacx.com

Blackstone Private Multi-Asset Credit and Income Fund	Notes to Consolidated Financial Statements

June 30, 2025 (Unaudited)

Credit Risk: Credit risk is the risk that an underlying issuer or borrower will be unable to make principal and interest payments on its outstanding debt or other payment obligations when due or otherwise defaults on its obligations to the Fund and/or that the guarantors or other sources of credit support for such persons do not satisfy their obligations. The Fund’s return to shareholders would be adversely impacted if an underlying issuer of debt investments or other instruments or a borrower under a loan in which the Fund invests were to become unable to make such payments when due. Although the Fund may make investments that the Adviser believes are secured by specific collateral the value of which may initially exceed the principal amount of such investments or the Fund’s fair value of such investments, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, shareholders could experience delays or limitations with respect to its ability to enforce rights against and realize the benefits of the collateral securing an investment. The Fund may also invest in leveraged loans, high yield securities, marketable and non-marketable common and preferred equity securities and other unsecured investments, each of which involves a higher degree of risk than senior secured loans. Furthermore, the Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of a senior lender, to the extent applicable.

Lack of Liquidity Risk: The Fund will generally invest in companies whose securities are not publicly-traded or actively traded on the secondary market, and whose securities are subject to legal and other restrictions on resale or will otherwise be less liquid than publicly-traded securities. The illiquidity of certain of the Fund’s investments may make it difficult for the Fund to sell these investments when desired. In addition, if the Fund is required to liquidate all or a portion of the portfolio quickly, the Fund may realize significantly less than the value at which the Fund had previously recorded these investments. The reduced liquidity of the Fund’s investments may make it difficult for the Fund to dispose of them at a favorable price, and, as a result, the Fund may suffer losses.

Loans Risk: The loans that the Fund may invest in include loans that are first lien, second lien, third lien or that are unsecured. In addition, the loans the Fund will invest in will usually be rated below investment grade or may also be unrated.

Although certain loans in which the Fund may invest will be secured by collateral, there can be no assurance that such collateral could be readily liquidated or that the liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal. In the event of the bankruptcy or insolvency of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. In the event of a decline in the value of the already pledged collateral, if the terms of a loan do not require the borrower to pledge additional collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the loans. To the extent that a loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose some or all of its value in the event of the bankruptcy or insolvency of the borrower. Those loans that are under-collateralized involve a greater risk of loss. No active trading market may exist for some loans, and some loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Fund’s NAV. In addition, the Fund may not be able to readily dispose of its loans at prices that approximate those at which the Fund could sell such loans if they were more widely-traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. During periods of limited supply and liquidity of loans, the Fund’s yield may be lower.

Leverage Risk: The Fund currently borrows money in the form of the Revolving Credit Facility and may borrow money in other ways to finance its investments. The use of borrowings, also known as leverage, increases the volatility of investments by magnifying the potential for loss on invested equity capital. When the Fund uses leverage to partially finance Fund investments through borrowing from banks and other lenders, common shareholders will experience increased risks of investing in the Fund’s common shares. The use of leverage involves increased risk, including increased variability of the Fund’s net income, distributions and NAV in relation to market changes. If the value of the Fund’s assets decreases, leveraging would cause NAV to decline more sharply than it otherwise would have had the Fund not borrowed. Similarly, any decrease in the Fund’s income would cause net income to decline more sharply than it would have had the Fund not used leverage. Such a decline could negatively affect the Fund’s ability to make distributions to shareholders. In addition, the Fund’s shareholders will bear the burden of any increase in expenses as a result of the Fund’s use of leverage, including interest expenses and any increase in the management or incentive fees payable to the Adviser. The Fund’s leverage strategy may not work as planned or achieve its goal.

The Fund expects to invest in other investment companies and BDCs, and such vehicles will use leverage which the Fund will not count towards the Fund’s leverage limit (provided that the Fund does not wholly own any of these investment companies or BDCs or that the Fund is not otherwise required to consolidate such entities). The Fund may invest in operating entities, for example insurance-related companies and their related entities, but the Fund will not treat the liabilities of such operating companies as leverage for purposes of calculating the Fund’s leverage limit (provided that such liabilities (including borrowings) are not recourse to the Fund and that the financial statements of the operating entity are not consolidated in the Fund’s financial statements pursuant to the requirements of U.S. GAAP).

Senior Secured Loans and Senior Secured Bonds Risk: There is a risk that any collateral pledged by portfolio companies in which the Fund has taken a security interest may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. Such risks have become more pronounced due to rising interest rates and market volatility. To the extent the Fund’s debt investment is collateralized by the securities of a portfolio company’s subsidiaries, such securities may lose some or all of their value in the event of the bankruptcy or insolvency of the portfolio company. Also, in some circumstances, the Fund’s security interest may be contractually or structurally subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the debt. Secured debt that is under-collateralized involves a greater risk of loss. In addition, second lien debt is granted a second priority security interest in collateral, which means that any realization of collateral will generally be applied to pay senior secured debt in full before second lien debt is paid. Similarly, investments in “last out” pieces of unitranche loans will be similar to second lien loans in that such investments will be junior in priority to the “first out” piece of the same unitranche loan with respect to payment of principal, interest and other amounts. Consequently, the fact that debt is secured does not guarantee that the Fund will receive principal and interest payments according to the debt’s terms, or at all, or that the Fund will be able to collect on the debt should the Fund be forced to enforce the Fund’s remedies.

Semi-Annual Report | June 30, 2025	31

Blackstone Private Multi-Asset Credit and Income Fund	Notes to Consolidated Financial Statements

June 30, 2025 (Unaudited)

Junior and Subordinated Debt Risk: The Fund may invest in debt instruments (including mortgage-backed securities) that are subordinated or otherwise junior in an issuer’s capital structure. Investments in subordinate debt securities may be unsecured and subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured and/or subject the Fund to a “first loss” subordinate holder position relative to other lenders. The ability of the Fund to influence a company’s affairs, especially during periods of financial distress or following insolvency, is likely to be substantially less than that of senior creditors. For example, under terms of subordinated intercreditor agreements, senior creditors will typically be able to block the acceleration of the mezzanine debt or other exercises by the Fund of its rights as a creditor. Accordingly, the Fund may not be able to take the steps necessary to protect its investments in a timely manner or at all. Investments in subordinate securities have a higher risk of loss and credit default than investments in more senior securities and subordinated tranches absorb losses from default before other more senior tranches are put at risk.

Nature of Mezzanine Debt Securities Risk: Mezzanine debt securities generally will be unrated or have ratings or implied or imputed ratings below investment grade. They will be obligations of corporations, partnerships or other entities that are generally unsecured, typically are subordinated to other obligations of the obligor and generally have greater credit and liquidity risk than is typically associated with investment grade corporate obligations. Accordingly, the risks associated with mezzanine debt securities include a greater possibility that adverse changes in the financial condition of the obligor or in general economic conditions (including a sustained period of rising interest rates or an economic downturn) could adversely affect the obligor’s ability to pay principal and interest on its debt.

Structured Products Risk: The Fund may invest its assets in structured products, including the rated debt tranches of CLOs, floating rate mortgage-backed securities and credit linked notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.

The Fund may have the right to receive payments only from the structured product, and generally will not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Fund.

CLO Risk: In addition to the general risks associated with debt securities and structured products discussed herein, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; (iv) the potential of spread compression in the underlying loans of the CLOs, which could reduce credit enhancement in the CLOs; and (v) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

CLO junior debt securities that the Fund may acquire are subordinated to more senior tranches of CLO debt. CLO junior debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same securities. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the liabilities of a CLO at inception exceed its total assets. Though not exclusively, the Fund will typically be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which it is invested. The Fund may recognize phantom taxable income from its investments in the subordinated tranches of CLOs.

When investing in CLOs, the Fund may invest in any level of a CLO’s subordination chain, including subordinated (lower-rated) tranches and residual interests (the lowest tranche). CLOs are typically highly levered and therefore, the junior debt and equity tranches that the Fund may invest in are subject to a higher risk of total loss and deferral or nonpayment of interest than the more senior tranches to which they are subordinated. In addition, the Fund will generally have the right to receive payments only from the CLOs, and will generally not have direct rights against the underlying borrowers or entities that sponsored the CLOs. Furthermore, the investments the Fund makes in CLOs are at times thinly traded or have only a limited trading market. As a result, investments in such CLOs may be characterized as illiquid securities.

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Blackstone Private Multi-Asset Credit and Income Fund	Notes to Consolidated Financial Statements

June 30, 2025 (Unaudited)

Counterparty Risk: The Fund is subject to credit risk with respect to the counterparties to any derivatives contracts (whether a clearing corporation in the case of exchange-traded instruments or the Fund’s hedge counterparty in the case of OTC instruments) purchased by the Fund. Counterparty risk is the risk that the other party in a derivative transaction will not fulfill its contractual obligation. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to their derivative transactions will affect the value of those instruments. By entering into derivatives transactions, the Fund assumes the risks that these counterparties could experience financial or other hardships that could call into question their continued ability to perform their obligations. Furthermore, concentration of derivatives in any particular counterparty would subject the Fund to an additional degree of risk with respect to defaults by such counterparty. The Adviser evaluates and monitors the creditworthiness of counterparties in order to ensure that such counterparties can perform their obligations under the relevant agreements. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial or other difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy or other analogous proceedings.

Below Investment Grade Risk: In addition, we invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid.

Reinsurance-Related Securities Risk: Reinsurance occurs when insurance-related companies share risk by purchasing insurance contracts from other insurers or reinsurers, thus limiting the total claim amount the original insurer or reinsurer would be responsible for in connection with a liability. Reinsurance involves the practice of insurers or reinsurers transferring portions of risk portfolios to other parties by agreement in order to reduce the likelihood of having to pay a large obligation resulting from an insurance claim. The intent of reinsurance is, among other things, for an insurance or reinsurance company to reduce the risks associated with underwritten policies by spreading risks across alternative institutions. The party seeking reinsurance is known as the ceding party. The party that accepts a portion of the potential obligation in exchange for a share of the insurance premium is known as the reinsurer.

The Fund may invest in operating entities, including insurance-related companies and their related entities. The Fund will be subject to the risks of these entities, including the risk that the insurance-related liabilities of the Fund’s insurance-related portfolio entities exceed the value of its assets and the Fund will lose all or a portion of the principal it has invested in the insurance-related portfolio entity. These risks could stem from changes in the annuities or insurance policies that are reinsured by the insurance-related portfolio company, interest rate changes or changes in the value of the assets held by the insurance-related portfolio company (or the assets held through reinsurance arrangements with third-party insurance companies) against its liabilities. For example, if the obligations owed in respect of reinsured annuities grow at a higher rate than the insurance-related portfolio company’s assets, the insurance-related portfolio company may have poor returns, lose some or all of its capital reserves or be unable to meet its reinsurance obligations. There is no way to accurately predict material or adverse effects that may occur with respect to the insurance-related portfolio company’s assets or liabilities and because of this significant uncertainty, reinsurance-related securities carry a high degree of risk.

Investments in Private Companies Risk: Investments in private companies involve a number of significant risks, any one of which could have a material adverse effect on the Fund’s operating results. These risks include that: (i) these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing on any guarantees we may have obtained in connection with the Fund’s investment; (ii) these companies frequently have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tends to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns; (iii) these companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the Fund’s portfolio company and, in turn, on us; (iv) these companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, the Fund’s executive officers, Trustees and members of the Adviser may, in the ordinary course of business, be named as defendants in litigation arising from the Fund’s investments in the portfolio companies; and (v) these companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

Real Estate Risks: The Fund may make investments in or relating to real estate, including investments in commercial or residential real estate loans or projects and/or real estate-related debt investments (e.g., commercial and residential mortgage loans) and structured products (e.g., CLOs, CMBS, RMBS and similar pools of real estate-related interests). Such investments will be subject to the risks inherent in the ownership of real estate and real estate-related businesses and assets, including in circumstances where the Fund holds credit-oriented investments relating to real estate. Deterioration of real estate fundamentals generally may negatively impact the performance of the Fund. These risks include, but are not limited to, those associated with the burdens of ownership of real property, local market and economic conditions, which may include changes in supply of and demand for competing properties in an area, changes in interest rates and related increases in borrowing costs, fluctuations in the average occupancy and room rates for hotel properties, changes in demand for commercial office properties (including as a result of an increased prevalence of remote work), changes in the financial resources of tenants, defaults by borrowers or tenants and the lack of availability of mortgage funds, which may render the sale or refinancing of properties difficult or impracticable. In addition, investments in real estate and real estate-related businesses and assets may be subject to the risk of environmental liabilities, contingent liabilities upon disposition of assets, casualty or condemnations losses, energy supply shortages, natural disasters, climate-related risks (including transition risks and acute and chronic physical risks), acts of God, terrorist attacks, war and other events that are beyond the Fund’s control, and various uninsured or uninsurable risks. In addition, in acquiring debt instruments or securities in a public company or a related entity, lock-out provisions may apply that materially restrict selling such interests or securities for a period of time or that impose other restrictions, such as a limitation on the amount of additional debt that can be incurred. There can be no assurance that there will be a ready market for the resale of real estate investments because such investments will generally not be liquid. Illiquidity may result from the absence of an established market for the investments, as well as legal or contractual restrictions on their resale by the Fund.

Semi-Annual Report | June 30, 2025	33

Blackstone Private Multi-Asset Credit and Income Fund	Notes to Consolidated Financial Statements

June 30, 2025 (Unaudited)

Investments in Underlying Investment Companies or BDCs Risk: Because the Fund expects to invest in underlying investment companies or BDCs, a shareholder’s investment in the Fund will be affected by the investment policies and decisions of each underlying investment company in direct proportion to the amount of Fund assets that are invested in each underlying investment company. The securities of the underlying investment companies or BDCs in which the Fund invests or plans to invest may be illiquid. Subscriptions to purchase the securities of underlying investment companies or BDCs are typically subject to restrictions or delays. There is no regular market for interests in many underlying investment companies or BDCs or portfolio companies, which typically must be sold in privately negotiated transactions.

Derivatives Risk: Among other things, Rule 18f-4 under the 1940 Act eliminates the asset segregation framework arising from prior SEC guidance for covering positions in derivatives and certain financial instruments. Rule 18f-4 also limits a fund’s derivatives exposure through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. Subject to certain conditions, limited derivatives users (as defined in Rule 18f-4), such as the Fund, however, would not be subject to the full requirements of Rule 18f-4. Under Rule 18f-4, a fund may enter into an unfunded commitment agreement that is not a derivatives transaction, such as an agreement to provide financing to a portfolio company, if the fund has, among other things, a reasonable belief, at the time it enters into such an agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as it becomes due. The Fund has adopted policies and procedures to comply with the requirements of the rule. Compliance with Rule 18f-4 may limit the Fund’s ability to use derivatives and/or enter into certain other financial contracts.

Limited Liquidity Risk: The Fund’s common shares constitute illiquid investments for which there is not, and will likely not be, a secondary market at any time prior to a public offering and listing of the Fund’s common shares on a national securities exchange. There can be no guarantee that we will conduct a public offering and list the Fund’s common shares on a national securities exchange. Investment in the Fund is suitable only for sophisticated investors and requires the financial ability and willingness to accept the high risks and lack of liquidity inherent in an investment in the Fund. Except in limited circumstances for legal or regulatory purposes, shareholders are not entitled to redeem their common shares. Shareholders must be prepared to bear the economic risk of an investment in the Fund’s common shares for an extended period of time.

Interest Rate Risk: The Fund is subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on the Fund’s ability to make investments, the value of the Fund’s investments and the Fund’s ability to realize gains from the disposition of investments and, accordingly, have a material adverse effect on the Fund’s investment objectives and the Fund’s rate of return on invested capital. In addition, an increase in interest rates would make it more expensive to use debt for the Fund’s financing needs.

Large Shareholder Risk: To the extent a large proportion of common shares are held by a small number of common shareholders (or a single common shareholder), including affiliates of the Adviser, the Fund is subject to the risk that these shareholders will seek to sell common shares in large amounts rapidly in connection with repurchase offers. These transactions could adversely affect the ability of the Fund to conduct its investment program. Furthermore, it is possible that in response to a repurchase offer, the total amount of common shares tendered by a small number of common shareholders (or a single common shareholder) may exceed the number of common shares that the Fund has offered to repurchase. If a repurchase offer is oversubscribed by common shareholders, the Fund will repurchase only a pro rata portion of shares tendered by each common shareholder.

Inflation Risk: Globally, inflation and rapid fluctuations in inflation rates have in the past had negative effects on economies and financial markets, particularly in emerging economies, and may do so in the future. Wages and prices of inputs increase during periods of inflation, which can negatively impact returns on the Fund’s investments. In an attempt to stabilize inflation, governments may impose wage and price controls, or otherwise intervene in the economy. Governmental efforts to curb inflation often have negative effects on levels of economic activity.

Market Disruption and Geopolitical Risk: The Fund may be adversely affected by uncertainties such as terrorism, international political developments, and changes in government policies, tariffs, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested. Likewise, natural and environmental disasters, epidemics or pandemics, and systemic market dislocations may be highly disruptive to economies and markets. Uncertainties and events around the world may (i) result in market volatility, (ii) have long-term effects on the U.S. and worldwide financial markets and (iii) cause further economic uncertainties in the United States and worldwide. The Fund cannot predict the effects of geopolitical events in the future on the U.S. economy and securities markets.

34	www.bmacx.com

Blackstone Private Multi-Asset Credit and Income Fund	Notes to Consolidated Financial Statements

June 30, 2025 (Unaudited)

NOTE 10. SECURITIES TRANSACTIONS

Investment transactions for the period ended June 30, 2025, excluding temporary short-term investments, were as follows:

Purchases of investments	$175,932,231
Proceeds from sales of investments and principal repayments	$11,911,553

NOTE 11. SEGMENT REPORTING

The Fund operates as a single reportable segment and derives revenues from investing primarily in a wide range of credit and income-oriented strategies, both directly and indirectly through Investee Funds, and manages the business on a consolidated basis.

The chief operating decision maker (“CODM”) is comprised of the Fund’s chief executive officer and chief financial officer. The primary performance metric provided to the CODM to assess performance and make operating decisions is net increase (decrease) in net assets resulting from operations which is reported on the Consolidated Statement of Operations.

Performance metrics are provided to the CODM and are utilized to evaluate performance generated from segment net assets. These key metrics, in addition to other factors, are utilized by the CODM to determine allocation of profits, such as for investment or the amount of dividends to be distributed to the Fund’s shareholders. As the Fund operates as a single reporting segment, the segment net assets are reported on the Consolidated Statement of Assets and Liabilities as total net assets and the significant segment expenses are listed on the Consolidated Statement of Operations.

NOTE 12. SUBSEQUENT EVENTS

The Fund’s management evaluated subsequent events through the date of issuance of the consolidated financial statements. There have been no subsequent events that occurred during such period that would require disclosure in, or would be required to be recognized in the consolidated financial statements as of June 30, 2025, except as discussed below.

On August 1, 2025, the Fund subscribed additional capital of $50 million into Blackstone Private Credit Fund - Class I and $30 million into Blackstone Private Real Estate Credit and Income Fund.

On August 1, 2025, the Fund became the sole member of Fort Greene Reinsurance Holdings, LLC (“Fort Greene”). Fort Greene, led by a management team with deep reinsurance experience, manages and operates a reinsurance business through its Cayman Islands based subsidiary. As of August 1, 2025, the Fund’s initial investment in Fort Greene was $2.5 million.

On August 19, 2025, the Fund, as borrower, delivered a Notice of Commitment Increase Request (the “Notice”) to SMBC, as administrative agent and collateral agent of the Revolving Credit Facility. The Notice provides for (a) increasing the aggregate amount of multicurrency borrowings provided for by the Revolving Credit Facility from $50 million to $100 million and (b) adding Wells Fargo Bank, N.A. to serve as a multicurrency lender with a multicurrency commitment of $50 million to effectuate the increase.

For the period from July 1, 2025 through August 27, 2025, the Fund sold Common Shares of $175 million, resulting in cumulative Common Shares sold since inception of $341 million.

Semi-Annual Report | June 30, 2025	35

Blackstone Private Multi-Asset Credit and Income Fund	Additional Information

June 30, 2025 (Unaudited)

Proxy Information

The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available (1) without charge, upon request, by calling 1-844-702-1299 or (2) on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling 1-844-702-1299, or (2) on the SEC’s website at http://www.sec.gov.

Portfolio Information

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit on Form N-PORT within 60 days after the end of the Fund’s fiscal quarter. The Fund’s portfolio holdings information for the third month of each fiscal quarter on Form N-PORT is available (1) on the Fund’s website located at https://www.bmacx.com/ or (2) on the SEC’s website at http://www.sec.gov. Holdings and allocations shown on any Form N-PORT are as of the date indicated in the filing and may not be representative of future investments. Holdings and allocations should not be considered research or investment advice and should not be relied upon in making investment decisions.

36	www.bmacx.com

Blackstone Private Multi-Asset Credit and Income Fund	Approval of Investment Advisory Agreement

June 30, 2025 (Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Trustees (collectively, the “Board”) of the Blackstone Private Multi-Asset Credit and Income Fund (the “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Trustees”) voting separately, approve the Fund’s investment advisory agreement (the “Agreement”) with the Fund’s investment adviser, Blackstone Private Credit Strategies LLC (the “Adviser”). At a meeting (the “Organizational Meeting”) held in person on February 19, 2025, the Board, including the Independent Trustees, considered the proposal to launch a non-diversified, closed-end management investment company registered under the 1940 Act that continuously offers its shares and operates as an interval fund providing liquidity to the Fund’s shareholders by conducting limited periodic repurchase offers. As part of this proposal, the Board at the Organizational Meeting considered the initial approval for a two-year period of the Agreement pursuant to which the Adviser provides the Fund with investment advisory services. The Independent Trustees of the Fund were assisted in their review by the Fund’s counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Adviser. Prior to the Organizational Meeting, the Independent Trustees received a memorandum from the Fund’s counsel describing their responsibilities in connection with the approval of the Agreement as well as information from the Adviser provided in response to an information request letter from independent legal counsel, sent on behalf of the Independent Trustees, requesting information to assist the Board, including the Independent Trustees, in their consideration of the Agreement. The Independent Trustees separately received a memorandum from independent legal counsel that described their duties and responsibilities in connection with their consideration of the approval of the Agreement.

Board Approval of the Agreement

In its deliberations regarding approval of the Agreement, the Board, including the Independent Trustees, considered various factors, including those set forth below.

Nature, Extent and Quality of the Services

The Board discussed the Adviser’s personnel, operations, and financial condition, including the Adviser’s (1) significant investment in, commitment to, personnel, including hiring, training and retaining key personnel; (2) focus on analysis of originated loans and other securities, including syndicated loans, of private middle market U.S. companies; (3) ability to structure investments in insurance companies and source reinsurance arrangements, including insurance-related portfolio entities; (4) disciplined investment approach and commitment to investment principles; (5) significant investment in infrastructure, including research, risk management, and portfolio management analytics; (6) significant compliance efforts; (7) oversight of and plan for allocation of investment opportunities; and (8) oversight of and interaction with service providers. The Board concluded that the nature, extent, and quality of the management and advisory services to be provided were appropriate and thus supported a decision to approve the proposed Agreement.

Costs of Services and Profitability

In analyzing the cost of services and profitability of the Adviser, the Board discussed the resources that the Adviser had devoted to the Fund, as well as the assessment of estimated costs and anticipated profitability to the Adviser and its affiliates from their relationship to the Fund. The Board reviewed the Fund’s proposed management fee rate, incentive fee and the estimated total expense ratio and compared those to those of a peer group of funds. The Board noted in particular that shareholders of the Fund would not bear duplicative management fees in connection with the Fund’s investments in Blackstone Private Real Estate Credit and Income Fund (“BREC”) and Blackstone Private Credit Fund (“BCRED”). The Board took into account the significant investment by, and cost to, the Adviser regarding service infrastructure to support the Fund and its shareholders. On the basis of the Board’s review of the fees to be charged by the Adviser for investment advisory and related services, the relatively unique and highly specialized nature of the Fund’s investment program, the Adviser’s financial information and the estimated costs associated with managing the Fund, the Board concluded that the level of investment management and incentive fees was appropriate in light of the services to be provided and the management fees and estimated overall expense ratios of comparable investment companies.

Economies of Scale

The Board discussed various financial and economic considerations relating to the proposed arrangement with the Adviser, including economies of scale. While noting that the management fees would not decrease as the level of Fund assets increased, the Board concluded that the management fees reflected the Fund’s complex operations. The Board noted that it would reserve the opportunity to periodically re-examine whether the Fund had achieved economies of scale, as well as the appropriateness of management fees payable to the Adviser, in the future.

Other Benefits

The Board discussed other benefits that the Adviser or its affiliates may receive from the Fund, including the fact that the Adviser will receive additional fee revenue from BCRED given that BCRED’s assets under management will increase due to the investment by the Fund into BCRED. The Trustees noted that the Adviser indicated it did not expect to receive significant ancillary benefits as a result of its relationship with the Fund. Additionally, the Trustees engaged in a thorough discussion regarding the potential benefits that the Adviser or its affiliates may receive when the Fund invests in or wholly owns insurance-related companies (including newly formed entities). They discussed reinsurance arrangements with third-party insurance companies (a “Cedant”) not affiliated with the Fund (as such term is defined in Section 2(a)(3) of the 1940 Act) but that may have assets managed by Blackstone Credit & Insurance (“BXCI”). The Board noted that these reinsurance arrangements would result in BXCI (either directly or through sub-manager arrangements with the Cedant) managing an account held by the Cedant whose assets support reinsurance obligations entered into by the Fund’s insurance-related portfolio entity. The Board noted that the economic return to the Fund’s insurance-related portfolio entity from such reinsurance arrangements would be reduced by the costs of any management fee expenses paid by the Cedant, even if the fees are paid to BXCI. The Board also considered that the fees paid to BXCI by the Cedant may exceed fees paid to BXCI by the Fund with respect to the Fund’s investment in the insurance-related portfolio entity. The Board concluded that other benefits derived by the Adviser and its affiliates from their relationship with the Fund, to the extent such benefits were identifiable or determinable, were reasonable and fair, resulted from the provision of appropriate services to the Fund and investors therein, and were consistent with industry practice and the best interests of the Fund and its shareholders.

Semi-Annual Report | June 30, 2025	37

Blackstone Private Multi-Asset Credit and Income Fund	Approval of Investment Advisory Agreement

June 30, 2025 (Unaudited)

Investment Performance

The Board evaluated the comparative information provided by the Adviser regarding the performance of other similar investment funds managed by the Adviser. On the basis of the Board’s assessment, the Board concluded that the Adviser was capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and fully competitive with comparable funds.

* * * * *

The Board, including all of the Independent Trustees, concluded that the proposed fees payable under the proposed Advisory Agreement were fair and reasonable with respect to the services that the Adviser would provide to the Fund and in light of the other factors described above and additional factors that the Board deemed relevant and unanimously voted to approve the Agreement. The Board based its decision on an evaluation of all these factors as a whole and did not consider any one factor as all-important or controlling. The Board, including the Independent Trustees, was assisted by the advice of the Fund’s counsel as well as independent legal counsel in making this determination.

38	www.bmacx.com

Blackstone

Trustees
Heather von Zuben
Chair of the Board of Trustees
Tracy Collins
Vicki Fuller
James Clark
Hope Pascucci

Custodian
J.P. Morgan Chase N.A.
383 Madison Avenue
New York, New York 10017

The Bank of New York Mellon
240 Greenwich Street
New York, New York 10286

Transfer Agent
SS&C GIDS, Inc.
430 W. 7th Street, Suite 219270
Kansas City, Missouri 64105-1594

Fund Officers
Heather von Zuben
Chief Executive Officer
Dan Oneglia
Chief Investment Officer
Jonathan Bock
Co-President
Carlos Whitaker
Co-President
Kevin Kresge
Chief Financial Officer
Kate Rubenstein
Chief Operating Officer
Gregory Roppa
Chief Accounting Officer
Kevin Michel
Chief Legal Officer
William Renahan
Chief Compliance Officer
Lucie Enns
Chief Securities Counsel

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112

Legal Counsel
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017

This report, including the financial information herein, is transmitted to the shareholders of Blackstone Private Multi-Asset Credit and Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report (however, all or a portion of this report may be incorporated by reference into a prospectus).

Information on the Fund is available at www.bmacx.com.

1.844.702.1299 | WWW.BMACX.COM

(b)	Not applicable.

Item 2.	Code of Ethics.

Not applicable to this Report.

Item 3.	Audit Committee Financial Expert.

Not applicable to this Report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this Report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to registrant.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this Form N-CSR.

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable to registrant.

(b)	Not applicable to registrant.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to registrant.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to registrant.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to registrant.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

See Approval of Investment Advisory Agreement in Item 1(a).

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this Report.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to this Report.

(b)	Not applicable.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 16.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective as of a date within 90 days of the filing date of this Report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this Report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19.	Exhibits.

(a)	(1)	Not applicable to this Report.

	(2)	Not applicable.

	(3)	The certifications required by Rule 30a-2(a) under the 1940 Act, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

	(4)	Not applicable.

	(5)	Not applicable.

(b)	The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blackstone Private Multi-Asset Credit and Income Fund

By:	/s/ Heather von Zuben
Heather von Zuben (Principal Executive Officer)
Chairperson, Chief Executive Officer and Trustee

Date:	September 3, 2025

By:	/s/ Kevin Kresge
Kevin Kresge (Principal Financial Officer)
Chief Financial Officer

Date:	September 3, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Blackstone Private Multi-Asset Credit and Income Fund

By:	/s/ Heather von Zuben
Heather von Zuben (Principal Executive Officer)
Chairperson, Chief Executive Officer and Trustee

Date:	September 3, 2025

By:	/s/ Kevin Kresge
Kevin Kresge (Principal Financial Officer)
Chief Financial Officer

Date:	September 3, 2025